UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23270

Blackstone / GSO Floating Rate Enhanced Income Fund

(exact name of Registrant as specified in charter)

345 Park Avenue, 31st Floor

New York, New York 10154

(Address of principal executive offices) (Zip code)

(Name and address of agent for service)

Marisa Beeney

345 Park Avenue, 31st Floor

New York, New York 10154

Registrant’s telephone number, including area code: (877) 876-1121

Date of fiscal year end: September 30

Date of reporting period: March 31, 2019

Item 1. Report to Stockholders.

Blackstone

Blackstone / GSO Floating Rate Enhanced Income Fund (BGFREI)

Nasdaq:

BGFLX (Class I)

BGFTX (Class T)

BGFDX (Class D)

Semi-Annual Report

March 31, 2019

Beginning with the Fund’s shareholder report for the period ending March 31, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Shareholders who hold accounts directly with Blackstone Advisory Partners L.P. (the “Distributor”) or the Fund may elect to receive shareholder reports and other communications from the Fund electronically by calling 1-212-583-5200 to make such arrangements. For shareholders who hold accounts through an investment advisor, bank, or broker-dealer, please contact that financial intermediary directly for information on how to receive shareholder reports and other communications electronically.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with the Distributor, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-212-583-5200 to make such arrangements. For shareholders who hold accounts through an investment advisor, bank, or broker-dealer, please contact your financial intermediary directly to inform them that you wish to continue receiving paper copies of your shareholder reports. If your common shares are held through a financial intermediary, your election to receive reports in paper will apply to all funds held with that financial intermediary.

Table of Contents

Manager Commentary	2
Fund Summary	4
Portfolio of Investments	6
Statement of Assets and Liabilities	17
Statement of Operations	18
Statements of Changes in Net Assets	19
Statement of Cash Flows	21
Financial Highlights	22
Notes to Financial Statements	25
Additional Information	36
Privacy Procedures	37
Trustees & Officers	44

Blackstone / GSO Floating Rate Enhanced Income Fund	Manager Commentary

March 31, 2019 (Unaudited)

To Our Shareholders:

The market’s rebound was as strong in the first quarter of 2019 as its drop was severe in the fourth quarter of 2018. Meanwhile, expectations for coordinated central bank easing have replaced fears of an impending recession in the U.S., and many important economic indicators appear to have troughed and now seem to be on the rise. The labor market remains at its strongest in decades; manufacturing, industrial production, consumer confidence, and business confidence largely are stable; and housing conditions appear to be improving. At the same time, inflation remains low both in the U.S. and globally. With conditions set for increased growth in the second half of 2019, this cycle may continue longer than many investors expect.

During the fourth quarter of 2018, a change in investor risk sentiment contributed to outflows from open-end loan funds. The velocity of these outflows drove average U.S. loan prices down to $93.81 (per $100 of principal) on December 28, their lowest level since July 2016. However, the U.S. corporate credit markets rallied quickly in the first quarter of 2019, recovering all of the prior quarter’s losses. The S&P/LSTA Leveraged Loan Index recorded a return of 4.0% in the first quarter, with January and February representing the best first two performing months of a year since 2009. As loan mutual fund outflows abated and the forward new issue calendar remained light, loan prices appreciated on average by $3 over the quarter, reaching $97 (per $100 of principal) on February 27. The rally experienced a brief setback in March, we believe largely in reaction to further dovish rhetoric from the Fed and temporary uncertainty around potential regulatory changes for Japan’s AAA Collateralized Loan Obligation (“CLO”) buyer base, but regained momentum in April.

During the selloff in the fourth quarter of 2018, the larger, more liquid loans experienced the most selling pressure as loan mutual fund managers quickly exited them to raise cash. These loans then outperformed smaller loans in the first quarter of 2019 as technicals soon normalized. Following a year-long period of underperformance, BB-rated loans outperformed the CCC/Split CCC-rated loan cohort by over 2% during the quarter.

6-Month Total Return as of March 31, 2019
US Loans (S&P/LSTA Leveraged Loan Index)	0.40%
US High Yield Bonds (Bloomberg Barclays U.S. High Yield Index)	2.39%
3-month Treasury Bills (Bloomberg Barclays U.S. Treasury Bellwethers: 3 Month)	1.18%
10-Year Treasuries (Bloomberg Barclays U.S. Treasury Bellwethers: 10 Year)	7.07%
US Aggregate Bonds (Bloomberg Barclays U.S. Aggregate Index)	4.63%
US Investment Grade Bonds (Bloomberg Barclays U.S. Corporate Investment Grade Index)	4.96%
Emerging Markets (Bloomberg Barclays EM USD Aggregate Index)	5.25%
US Large Cap Equities (S&P 500® Index)	-1.73%

Sources: Bloomberg, Barclays, S&P/LCD

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

Atypically, loans and high yield moved in opposite directions in March; loan prices retreated while high yield advanced, as the rate rally more than offset spread widening. As a result, loans appeared cheap on a yield basis compared to high yield with spreads in every rating cohort higher than their high yield counterpart. As of March 31, loans are trading 17 basis points (“bp”) higher than high yield versus the average since 2010 of trading 60bp lower than high yield. This spread gap between loans and high yield suggests better relative value in loans.

After monthly loan new issuance decreased to a four-year low in December 2018, loan supply was still subdued in the first quarter of 2019 as the market recovered from the fourth quarter sell-off. Total gross loan issuance for the first quarter totaled $67 billion, a 72% decrease year-over-year compared to the first quarter of 2018. Loan issuance net of refinancing and repricing activity also slowed, with net loan issuance totaling just $54 billion for the quarter, a 30% decrease year-over-year. Loan issuance year-to-date through March was largely driven by M&A activity, which accounted for 66% of gross total issuance.

December 2018 experienced the largest ever monthly withdrawal from open-end loan funds totaling $15.3 billion, according to Lipper, and fourth quarter outflows totaled $20.7 billion. Net outflows from open-end loan funds continued into the beginning of 2019, although at a slower pace. First quarter 2019 loan outflows totaled over $11 billion, bringing cumulative outflows to $31.7 billion since October. This compares to approximately $45 billion of total inflows since July 2016 through September 2018.

Despite an anemic January, U.S. CLO issuance lags just 9% in the first quarter of 2019 compared to the same period last year at $29 billion in total. The favorable regulatory ruling from the Japan Financial Services Agency in March removed uncertainty around demand for CLO AAA-rated debt and resulted in resumed CLO issuance despite challenging economics for equity investors. CLOs remain the majority investor for the loan asset class, and, as more stable investors in loans compared to retail funds, this reduces the risk of long-term adverse impacts to the asset class from fund flows. Retail investors have decreased in size to just 10% of the asset class following the recent loan retail fund outflows.

2	www.bgfrei.com

Blackstone / GSO Floating Rate Enhanced Income Fund	Manager Commentary

March 31, 2019 (Unaudited)

Although default activity in the loan market picked up slightly in the first quarter as compared to the fourth quarter, both loan and high yield default rates decreased quarter-over-quarter due to the iHeart default rolling off the LTM period. The par-weighted LTM loan default rate ending March 2019 per JP Morgan was 1.00%, down 63bp year-over-year. The par-weighted LTM high yield default rate for the same period per JP Morgan was 0.94%, down 87bp from last year. JP Morgan continues to expect 2019 year-end default rates of just 1.5% and 2020 default rates of 2.0% for both loans and high yield, both of which are below the long-term average. Lower default rate expectations are supported by the fact that only 6% of outstanding loans and high yield bonds mature before 2021.

We continue to believe that floating rate senior loans offer a compelling risk-reward opportunity. The seniority of loans in the corporate structure should offer a defensive positioning unique to the asset class and one that may be well suited for portfolio construction in a late cycle environment. We are constructive on credit due to strong corporate fundamentals and low projected default rates.

At GSO / Blackstone, we value your continued investment and confidence in us and in our family of funds. Additional information about our funds is available on our website at www.blackstone-gso.com and www.bgfrei.com.

Sincerely,

GSO / Blackstone Debt Funds Management LLC

Semi-Annual Report | March 31, 2019	3

Blackstone / GSO Floating Rate Enhanced Income Fund	Fund Summary

March 31, 2019 (Unaudited)

Fund Overview

Blackstone / GSO Floating Rate Enhanced Income Fund (“BGFREI” or herein, the “Fund”) is a non-diversified, closed-end management investment company that continuously offers its shares and is operated as an “interval fund.” The Fund’s investment objective is to provide attractive current income with low sensitivity to rising interest rates. Under normal market conditions, the Fund will invest at least 80% of its Managed Assets in floating rate loans, notes or bonds. “Managed Assets” means net assets plus the amount of any borrowings and the liquidation preference of any preferred shares that may be outstanding. In addition, the Fund may invest up to 20% of its Managed Assets in each of (i) structured products, (ii) derivatives, (iii) warrants and equity securities that are incidental to the Fund’s purchase of floating rate instruments or acquired in connection with a reorganization of a Borrower (as defined below) or issuer, (iv) fixed rate instruments, and (v) equity investments in other investment companies, including exchanged-traded funds. In pursuing the Fund’s investment objective, the Adviser will seek to enhance the Fund’s return with the use of leverage.

Portfolio Management Commentary

Fund Performance

BGFREI’s Class I outperformed the Fund’s benchmark, the S&P/LSTA Leveraged Loan Index (“S&P LLI”), for the three-month and 1-year periods and since inception and underperformed for the six-month period. BGFREI’s Class T outperformed the S&P LLI for the three-month period and underperformed for the six-month period and since inception. BGFREI’s Class D outperformed the S&P LLI for the three-month period and underperformed for the six-month period and since inception.

NAV Performance Factors

The Fund’s outperformance relative to the benchmark for the six months ending March 31, 2019 was primary attributable to credit selection within loans and the allocation to high yield bonds, partially offset by the allocation to BB-rated CLO debt securities, which underperformed during this time period. The Fund’s 7.3% average allocation to second lien loans during the period contributed 0.23% compared to 0.03% for second lien loans held in the Index, and the Fund’s 4.5% average allocation to high yield bonds contributed 0.07% during the period. By issuer, the largest positive contributors to performance relative to the benchmark were Energizer, Rocket Software, and U.S. Renal, and the most significant detractors were Envision Healthcare, Southern Graphics, and Riverbed Technology.

Portfolio Activity and Positioning1

During the period, we continued to dynamically manage the Fund, using the secondary market to add or exit positions based on relative value while continuing to take advantage of new issue discounts in the primary market. The Fund’s largest sector overweights were Healthcare, Electronics/Electrical, and Business Equipment & Services, and the largest sector underweights included Cable, Lodging & Casinos, and Retailers. The Fund slightly reduced its allocation to loans during the period in favor of high yield and CLO liabilities.

As of March 31, 2019, the Fund held 85.4% of its Managed Assets in first lien loans, 6.9% in second lien loans, 4.9% in corporate bonds, 3.5% in CLO investments, and 1.4% in an exchange traded fund (ETF). BGFREI’s investments represented the obligations of 270 companies, with an average position size representing 0.32% of Managed Assets of the Fund. Healthcare; Electronics/Electrical; and Business Equipment & Services represented the Fund’s top sector weightings.

[1]	Industries per S&P’s Global Industry Classification Standard (GICS).

4	www.bgfrei.com

Blackstone / GSO Floating Rate Enhanced Income Fund	Fund Summary

March 31, 2019 (Unaudited)

Portfolio Composition*

*	The Fund’s Cash & Other represents net cash and other assets and liabilities, which includes amounts payable for investments purchased but not yet settled and amounts receivable for investments sold but not yet settled. At period end, the amounts payable for investments purchased but not yet settled exceeded the amount of cash on hand. The Fund uses sales proceeds or its leverage program to settle amounts payable for investments purchased, but such amounts are not reflected in the Fund’s net cash.

Moody’s Rating Distribution**

**	For more information on Moody's ratings and descriptions refer to www.moodys.com.

Portfolio Characteristics
Weighted Average Coupon	6.41%
Current Dividend Yield – I Share^	6.93%
Current Dividend Yield – T Share^	6.43%
Current Dividend Yield – D Share^	6.68%
Average Duration^^	0.31 yr
Average Position*	0.32%
Leverage*	31.54%

^	Represents annualized distribution rate of I Share, T Share, and D Share. Reflects March month cumulative distribution rate annualized. The cumulative distribution rate for the month presented represents the sum of the daily dividend distribution rate as calculated by dividing the daily dividend per share by the daily NAV per share, for each respective class, for each day in the month for which a daily dividend is declared.

^^	Please note that the duration calculation methodology changed. Previously, loan durations were treated as 3 months because of typical LIBOR resets. Currently, loan durations are based on the actual remaining time until LIBOR is reset for each individual loan. As such, the weighted average loan duration has decreased when compared to prior financial reports. We believe this methodology provides a more accurate representation of the portfolio’s weighted average duration.

*	As a percentage of Managed Assets.

Top 10 Issuers*
U.S. Renal Care, Inc.	1.4%
SPDR Blackstone / GSO Senior Loan ETF	1.4%
Envision Healthcare Corp.	1.3%
Prime Security Services Borrower	1.2%
Travelport Finance	1.1%
Rocket Software, Inc.	0.8%
GFL Enviromental, Inc.	0.8%
Flexera Software LLC	0.8%
Jaguar Holding Company LLC	0.8%
Press Ganey Holdings, Inc.	0.7%
Top 10 Issuers	10.3%

*	As a percentage of Managed Assets.

Portfolio holdings and distributions are subject to change and are not recommendations to buy or sell any security.

Top 5 Industries*^
Healthcare	17.5%
Electronics/Electrical	13.5%
Business Equipment & Services	12.7%
Containers & Glass Products	4.0%
Building & Development	3.8%
Top 5 Industries	51.5%

*	As a percentage of Managed Assets.
^	S&P Industry Classification Schema.

Total Return

	3 Month	6 Month	1 Year	Since Inception
BGFREI* – Class I	5.00%	0.37%	3.30%**	3.32%**
BGFREI* – Class T	4.92%	0.15%	N/A	2.15%
BGFREI* – Class T w/ 2.5% Sales Load***	2.30%	-2.40%	N/A	-0.40%
BGFREI* – Class D	4.98%	0.26%	N/A	0.26%
S&P/LSTA Leveraged Loan Index****	4.00%	0.40%	2.97%	3.26%

*	Assumes distributions are reinvested pursuant to the Fund's dividend reinvestment plan. Performance data quoted represents past performance and does not guarantee future results.

**	Annualized

***	Assumes payment of the full front-end 2.5% sales load at initial subscription.

****	Inception to date returns for the S&P LLI are based on the I Share inception date of 1/18/18.

Semi-Annual Report | March 31, 2019	5

Blackstone / GSO Floating Rate Enhanced Income Fund	Portfolio of Investments

March 31, 2019 (Unaudited)

	Principal Amount	Value

FLOATING RATE LOAN INTERESTS(a) - 134.93%
Aerospace & Defense - 1.39%
DAE Aviation Holdings, Inc. Series Initial, 1M US L + 3.75%, 07/07/2022	$2,679,177	$2,685,889
Transdigm, Inc. Series New Tranche G, 1M US L + 2.50%, 08/22/2024	1,581,985	1,544,808
Vectra Co. Series Initial, 1M US L + 3.25%, 03/08/2025	890,287	849,668
		5,080,365

Air Transport - 1.09%
Air Medical Group Holdings, Inc. Series 2018 New, 1M US L + 4.25%, 03/14/2025	3,170,432	2,988,132
American Airlines, Inc. Series 2018 Replacement, 1M US L + 1.75%, 06/27/2025	300,000	292,367
Atlantic Aviation FBO, Inc. Series B, 1M US L + 3.75%, 12/06/2025(b)	704,755	711,803
		3,992,302

Automotive - 1.22%
KAR Auction Services, Inc. Series Tranche B-4, 3M US L + 2.25%, 03/11/2021	1,000,000	1,001,250
Panther BF Aggregator 2 L P Series B, 3M US L + 3.50%, 03/18/2026	2,000,000	1,979,980
Wand Newco 3, Inc. Series Initial, 3M US L + 3.50%, 02/05/2026	1,500,000	1,503,563
		4,484,793

Brokers, Dealers & Investment Houses - 3.43%
Advisor Group, Inc. Series Initial, 3M US L + 3.75%, 08/15/2025	2,288,500	2,294,576
AssetMark Financial Holdings, Inc. Series Initial, 3M US L + 3.50%, 11/14/2025	1,477,778	1,477,785
Deerfield Dakota Holding LLC Series Initial, 3M US L + 3.25%, 02/13/2025	3,618,182	3,554,122
Edelman Financial Center LLC:
Series Initial, 3M US L + 3.25%, 07/21/2025	2,509,434	2,492,972
Series Initial, 3M US L + 6.75%, 06/26/2026	384,615	387,500
Newport Group Holdings II, Inc. Series Initial, 3M US L + 3.75%, 09/12/2025	2,396,250	2,376,781
		12,583,736

Building & Development - 5.38%
American Bath Group LLC Series 2018 Replacement, 3M US L + 4.25%, 09/30/2023(b)	1,240,602	1,231,297
Builders FirstSource, Inc. Series Refinancing, 3M US L + 3.00%, 02/29/2024	1,260,815	1,224,044
CHI Doors Holdings Corp. Series Initial, 1M US L + 3.25%, 07/29/2022	3,084,409	3,057,421
CPG International LLC Series New, 3M US L + 3.75%, 05/05/2024(b)	496,202	492,481
DiversiTech Holdings, Inc. Series Tranche B-1, 3M US L + 3.00%, 06/03/2024	1,154,129	1,118,062
Forest City Enterprises LP Series Initial, 1M US L + 4.00%, 12/08/2025	1,412,369	1,420,314
HD Supply Waterworks, Ltd. Series Initial, 3M US L + 3.00%, 08/01/2024	2,586,902	2,572,881
Henry Holdings, Inc. Series Initial, 1M US L + 4.00%, 10/05/2023	740,530	738,912
Hillman Group, Inc. Series Initial, 3M US L + 3.50%, 05/30/2025	1,638,869	1,567,168
LBM Borrower LLC Series Tranche C, 2M US L + 3.75%, 08/19/2022	763,892	735,819
Ply Gem Midco, Inc. Series Initial, 3M US L + 3.75%, 04/12/2025	2,191,784	2,106,852
Siteone Landscape Supply LLC Series Tranche E, 1M US L + 2.75%, 10/29/2024	1,170,934	1,163,984
SRS Distribution, Inc. Series Initial, 2M US L + 3.25%, 05/23/2025	1,266,364	1,212,018
USS Ultimate Holdings, Inc. Series Initial, 1M US L + 3.75%, 08/25/2024	1,101,076	1,095,108
		19,736,361

Business Equipment & Services - 18.60%
Access CIG LLC:
Series B, 1M US L + 3.75%, 02/27/2025	2,674,918	2,648,169
Series Initial, 1M US L + 7.75%, 02/27/2026	909,091	903,032
Allied Universal Holdco LLC:
Series Incremental, 1M US L + 4.25%, 07/28/2022	1,559,920	1,526,772
Series Initial, 1M US L + 3.75%, 07/28/2022	2,133,798	2,068,717
AqGen Ascensus, Inc.:
Series Replacement, 2M US L + 3.50%, 12/03/2022	3,107,068	3,103,185
L + 4.00%, 12/12/2022(b)	594,595	593,851

6	www.bgfrei.com

Blackstone / GSO Floating Rate Enhanced Income Fund	Portfolio of Investments

March 31, 2019 (Unaudited)

	Principal Amount	Value

Business Equipment & Services (continued)
Autodata, Inc. Series Initial, 1M US L + 3.25%, 12/12/2024	$1,933,477	$1,904,475
BMC Acquisition, Inc. Series Initial, 3M US L + 5.25%, 12/27/2024(b)	992,462	967,651
Capri Acquisitions BidCo, Ltd. Series Initial Dollar, 3M US L + 3.25%, 11/01/2024	3,314,219	3,270,720
Cast & Crew Payroll LLC Series Initial, 1M US L + 4.00%, 02/09/2026	2,455,696	2,468,896
DG Investment Intermediate Holdings 2, Inc.:
Series Initial, 1M US L + 3.00%, 02/03/2025	1,074,337	1,042,778
Series Initial, 3M US L + 6.75%, 02/01/2026(b)	850,000	830,875
Dun & Bradstreet Corp. Series Initial Borrowing, 1M US L + 5.00%, 02/06/2026	2,355,856	2,333,770
Epicor Software Corp. Series B, 1M US L + 3.25%, 06/01/2022	1,715,862	1,698,832
Explorer Holdings, Inc. Series Initial, 3M US L + 3.75%, 05/02/2023	1,240,434	1,231,912
GI Revelation Acquisition LLC Series Initial, 1M US L + 5.00%, 04/16/2025(b)	2,712,076	2,661,224
GlobalLogic Holdings, Inc. Series Initial, 3M US L + 3.25%, 07/25/2025(b)	2,499,742	2,493,493
IG Investments Holdings LLC Series Refinancing, 1M US L + 3.50%, 05/23/2025	3,000,301	2,987,174
Informatica LLC Series Dollar B-1, 1M US L + 3.25%, 08/05/2022	2,976,369	2,975,774
KUEHG Corp. Series B-3, 3M US L + 3.75%, 02/21/2025	2,519,412	2,495,263
Learning Care Group No. 2, Inc. Series Initial, 1M US L + 3.25%, 03/13/2025	503,343	494,849
Mitchell International, Inc.:
Series Initial, 1M US L + 3.25%, 11/29/2024	2,159,925	2,081,973
Series Initial, 1M US L + 7.25%, 12/01/2025	1,566,667	1,529,458
National Intergovernmental Purchasing Alliance Co. Series Initial, 2M US L + 3.75%, 05/19/2025	2,211,494	2,201,818
PricewaterhouseCoopers Public Sector LLP:
Series Initial, 1M US L + 3.25%, 05/01/2025(b)	1,240,625	1,228,219
Series Initial, 1M US L + 7.50%, 05/01/2026(b)	750,000	740,625
PT Intermediate Holdings III LLC Series B, 3M US L + 4.00%, 12/09/2024	2,185,167	2,152,389
Red Ventures LLC Series B-1, 1M US L + 3.00%, 11/08/2024	2,883,862	2,870,163
RevSpring, Inc. Series Initial, 1M US L + 4.25%, 10/11/2025(b)	1,795,500	1,777,545
Sedgwick Holdings, Inc. Series Initial, 1M US L + 3.25%, 12/31/2025	2,758,065	2,706,061
St. George's University Scholastic Services LLC, 1M US L + 3.50%, 07/17/2025	1,819,189	1,819,189
ThoughtWorks, Inc. Series Replacement, 1M US L + 4.00%, 10/11/2024	2,483,737	2,482,185
Trugreen LP Series Initial Refinancing, 1M US L + 3.75%, 03/19/2026	2,302,424	2,309,619
Weld North Education LLC Series Initial, 3M US L + 4.25%, 02/15/2025	3,644,950	3,621,039
		68,221,695

Chemical & Plastics - 2.27%
Alpha 3 B.V. Series Initial B-1, 3M US L + 3.00%, 01/31/2024	1,069,587	1,048,698
Composite Resins Holding B.V. Series Initial, 3M US L + 4.25%, 06/27/2025(b)	992,500	987,537
Spectrum Holdings III Corp.:
Series Closing Date, 1M US L + 3.25%, 01/31/2025	809,798	769,308
Series Closing Date, 1M US L + 7.00%, 01/26/2026	350,000	337,312
Starfruit Finco B.V. Series Initial Dollar, 1M US L + 3.25%, 10/01/2025	2,179,104	2,153,239
Vantage Specialty Chemicals, Inc.:
Series Closing Date, 3M US L + 4.00%, 10/28/2024	1,887,178	1,854,162
Series Initial, 3M US L + 8.25%, 10/27/2025	1,200,000	1,171,002
		8,321,258

Conglomerates - 2.31%
Genuine Financial Holdings LLC Series Initial, 2M US L + 3.75%, 07/11/2025	2,609,836	2,585,382
Spring Education Group, Inc. Series Initial, 1M US L + 4.25%, 07/30/2025	2,650,085	2,629,097
VT Topco, Inc.:
Series Delayed Draw, 3M US L + 0.00%, 08/01/2025(c)	366,384	364,438
Series Initial, 3M US L + 3.75%, 08/01/2025	2,924,035	2,908,508
		8,487,425

Semi-Annual Report | March 31, 2019	7

Blackstone / GSO Floating Rate Enhanced Income Fund	Portfolio of Investments

March 31, 2019 (Unaudited)

	Principal Amount	Value

Containers & Glass Products - 5.61%
Berlin Packaging LLC Series Initial, 1M US L + 3.00%, 11/07/2025	$2,745,295	$2,666,711
Charter NEX US, Inc. Series Initial, 1M US L + 3.00%, 05/16/2024	3,024,936	2,946,166
Flex Acquisition Co., Inc. Series Incremental B-2018, 3M US L + 3.25%, 06/29/2025	3,283,334	3,190,103
Plaze, Inc., 3M US L + 3.50%, 07/31/2022	1,840,696	1,833,794
ProAmpac PG Borrower LLC Series Initial, 3M US L + 3.50%, 11/20/2023	1,684,292	1,630,075
Ranpak Corp.:
Series Tranche B-1 USD, 1M US L + 3.25%, 10/01/2021	2,237,118	2,238,527
Series Initial, 1M US L + 7.25%, 10/03/2022(b)	1,192,593	1,188,120
Strategic Materials Holding Corp. Series Initial, 3M US L + 3.75%, 11/01/2024	740,625	657,305
Transcendia Holdings, Inc. Series 2017 Refinancing, 1M US L + 3.50%, 05/30/2024	1,280,792	1,211,950
Tricorbraun Holdings, Inc. Series Closing Date, 3M US L + 3.75%, 11/30/2023	1,414,157	1,411,626
Trident TPI Holdings, Inc. Series Tranche B-1, 1M US L + 3.25%, 10/17/2024	1,664,354	1,608,182
		20,582,559

Diversified Insurance - 3.91%
Acrisure LLC Series 2018-1 Additional, 3M US L + 3.75%, 11/22/2023	1,512,169	1,493,266
Alliant Holdings Intermediate LLC Series 2018 Initial, 1M US L + 3.00%, 05/09/2025	1,527,269	1,472,150
BroadStreet Partners, Inc. Series Tranche B-2, 1M US L + 3.25%, 11/08/2023	2,684,191	2,669,106
CP VI Bella Midco LLC Series Initial, 1M US L + 3.00%, 02/14/2025	663,477	639,426
HUB International, Ltd. Series Initial, 3M US L + 3.00%, 04/18/2025	1,375,321	1,332,487
NFP Corp, Senior Secured First Lien Term B Term Loan, Series B, 1M US L + 3.00%, 01/08/2024	1,865,458	1,802,667
USI, Inc. Series 2017 New, 3M US L + 3.00%, 05/16/2024	3,870,097	3,763,669
York Risk Services Holding Corp., 1M US L + 3.75%, 10/01/2021	1,238,345	1,165,592
		14,338,363

Drugs - 3.86%
Albany Molecular Research, Inc.:
Series Initial, 1M US L + 3.25%, 08/30/2024	1,918,498	1,889,720
Series Initial, 1M US L + 7.00%, 08/30/2025	1,425,000	1,410,750
Amneal Pharmaceuticals LLC Series Initial, 1M US L + 3.50%, 03/21/2025	1,561,253	1,559,950
Avantor, Inc. Series Initial B-1 Dollar, 1M US L + 4.00%, 11/21/2024	3,895,565	3,906,512
Bausch Health Companies, Inc.:
Series Initial, 1M US L + 3.00%, 06/02/2025	3,081,368	3,065,144
Series First Incremental, 1M US L + 2.75%, 11/27/2025	716,981	709,646
Horizon Pharma, Inc. Series Fourth Amendment Refinanced, 1M US L + 3.00%, 03/29/2024	1,618,503	1,621,052
		14,162,774

Ecological Services & Equipment - 2.65%
EnergySolutions LLC Series Initial, 3M US L + 3.75%, 05/09/2025	1,569,940	1,392,011
GFL Environmental, Inc. Series Effective Date Incremental, 3M US L + 2.75%, 05/30/2025	3,514,897	3,406,146
Gopher Resource LLC Series Initial, 1M US L + 3.25%, 03/06/2025(b)	2,703,697	2,698,628
Tunnel Hill Partners LP Series Initial, 1M US L + 3.50%, 02/06/2026	2,238,938	2,229,143
		9,725,928

Electronics/Electrical - 18.75%
AppLovin Corp. Series Initial, 3M US L + 3.75%, 08/15/2025	2,265,970	2,263,138
Boxer Parent Co., Inc. Series Initial Dollar, 3M US L + 4.25%, 10/02/2025	2,493,750	2,447,104
Brave Parent Holdings, Inc. Series Initial, 1M US L + 4.00%, 04/18/2025	994,987	984,625
CommerceHub, Inc. Series Initial, 1M US L + 3.75%, 05/21/2025(b)	1,551,675	1,530,340
Compuware Corp., 1M US L + 3.50%, 08/25/2025	2,213,806	2,219,352
ConvergeOne Holdings, Corp. Series Initial, 1M US L + 5.00%, 01/04/2026	3,000,000	2,879,070
CPI International Inc, Senior Secured First Lien Initial Term Loan, Series Initial, 1M US L + 3.50%, 07/26/2024	1,496,203	1,466,278

8	www.bgfrei.com

Blackstone / GSO Floating Rate Enhanced Income Fund	Portfolio of Investments

March 31, 2019 (Unaudited)

	Principal Amount	Value

Electronics/Electrical (continued)
DigiCert, Inc.:
1M US L + 4.75%, 09/20/2024	$1,762,644	$1,735,473
Series Initial, 1M US L + 8.00%, 10/31/2025	1,500,000	1,470,938
Dynatrace LLC, 1M US L + 3.25%, 08/22/2025	2,593,500	2,586,692
EXC Holdings III Corp. Series Initial USD, 3M US L + 3.50%, 12/02/2024	740,625	738,311
Flexera Software LLC:
Series Initial, 1M US L + 3.25%, 02/26/2025	1,850,389	1,843,912
Series Initial, 1M US L + 7.25%, 02/26/2026	2,395,161	2,380,192
Gigamon, Inc. Series Initial, 3M US L + 4.50%, 12/27/2024(b)	1,859,006	1,835,768
Help/Systems Holdings, Inc., 1M US L + 3.75%, 03/28/2025(b)	2,768,984	2,737,832
Hyland Software, Inc.:
Series 2018 Refinancing, 1M US L + 3.50%, 07/01/2024	2,067,400	2,067,183
Series Initial, 1M US L + 7.00%, 07/07/2025	1,598,031	1,599,029
Idera, Inc. Series Initial, 1M US L + 4.50%, 06/28/2024	469,765	470,157
Imperva, Inc.:
1M US L + 4.00%, 01/12/2026	1,363,636	1,354,902
1M US L + 7.75%, 01/11/2027	588,235	579,412
Ivanti Software, Inc., 1M US L + 4.25%, 01/20/2024	2,078,828	2,067,145
McAfee LLC Series B USD, 1M US L + 3.75%, 09/30/2024	3,106,916	3,108,873
MH Sub I LLC Series Amendment No. 2 Initial, 1M US L + 3.75%, 09/13/2024	3,188,975	3,150,882
MLN US HoldCo LLC Series B, 3M US L + 4.50%, 11/30/2025	913,204	899,278
Ping Identity Corp., 1M US L + 3.75%, 01/23/2025	926,333	926,912
Plantronics, Inc. Series Initial B, 1M US L + 2.50%, 07/02/2025	2,110,755	2,076,455
Presidio Holdings, Inc. Series B, 3M US L + 2.75%, 02/02/2024	1,822,826	1,803,467
Project Alpha Intermediate Holding, Inc.:
3M US L + 3.50%, 04/26/2024	2,481,061	2,425,237
Series B, L + 4.50%, 04/26/2024	909,091	910,227
Project Angel Parent LLC Series Initial, 1M US L + 4.00%, 05/30/2025(b)	297,015	292,560
Project Leopard Holdings, Inc. Series 2018 Repricing, 1M US L + 4.00%, 07/07/2023	1,984,925	1,963,845
Quest Software US Holdings, Inc. Series Initial, 3M US L + 8.25%, 05/17/2026	500,000	494,375
Riverbed Technology, Inc. Series First Amendment, 1M US L + 3.25%, 04/24/2022	1,596,070	1,455,815
Rocket Software, Inc.:
Series Initial, 1M US L + 4.25%, 11/28/2025	2,333,864	2,330,958
Series Initial, 1M US L + 8.25%, 11/27/2026	2,000,000	1,977,500
RP Crown Parent LLC Series Initial, 1M US L + 2.75%, 10/12/2023	740,530	731,970
SolarWinds Holdings, Inc. Series 2018 Refinancing, 1M US L + 3.00%, 02/05/2024	2,586,068	2,563,440
Vero Parent, Inc. Series 2018 Refinancing, 1M US L + 4.50%, 08/16/2024	1,847,056	1,843,021
Web.com Group, Inc.:
Series B, 3M US L + 3.75%, 10/10/2025	1,817,352	1,795,780
Series Initial, 3M US L + 7.75%, 10/09/2026(b)	779,428	769,685
		68,777,133

Equipment Leasing - 0.86%
CSC SW Holdco, Inc. Series B-1, 2M US L + 3.25%, 11/14/2022	3,247,776	3,168,205

Financial Intermediaries - 2.18%
ION Trading Technologies S.A.R.L. Series 2018 Initial Dollar, 3M US L + 4.00%, 11/21/2024	1,500,000	1,460,888
NorthStar Financial Services Group LLC Series Initial, 2M US L + 3.50%, 05/25/2025	1,188,822	1,172,476
Pre-Paid Legal Services, Inc. Series Initial, 1M US L + 3.25%, 05/01/2025	3,581,510	3,545,695
SS&C Technologies Holdings, Inc.:
Series B-3, 1M US L + 2.50%, 02/28/2025	407,362	404,616
Series B-4, 1M US L + 2.50%, 02/28/2025	292,892	290,918
Series B-5, 1M US L + 2.25%, 04/16/2025	1,123,076	1,115,063
		7,989,656

Semi-Annual Report | March 31, 2019	9

Blackstone / GSO Floating Rate Enhanced Income Fund	Portfolio of Investments

March 31, 2019 (Unaudited)

	Principal Amount	Value

Food Products - 2.23%
CHG PPC Parent LLC Series Initial, 1M US L + 2.75%, 03/31/2025	$1,709,970	$1,684,320
Dole Food Co., Inc. Series Tranche B, 1M US L + 2.75%, 04/06/2024	1,358,163	1,303,837
Mastronardi Produce, Ltd. Series Initial, 1M US L + 3.25%, 05/01/2025	1,877,905	1,875,558
TKC Holdings, Inc.:
Series Initial, 1M US L + 3.75%, 02/01/2023	2,215,837	2,179,829
Series Initial, 1M US L + 8.00%, 02/01/2024	1,150,000	1,125,028
		8,168,572

Food Service - 3.54%
Agro Merchants North America Holdings, Inc. Series Effective Date, 3M US L + 3.75%, 12/06/2024	2,527,696	2,504,012
Big Jack Holdings LP Series 2018 Refinancing, 1M US L + 3.25%, 04/05/2024(b)	1,487,527	1,428,026
Flynn Restaurant Group LP Series Initial, 1M US L + 3.50%, 06/27/2025	2,727,291	2,648,895
Fogo de Chao, Inc. Series 2018 Refinancing, 1M US L + 4.25%, 04/07/2025	1,557,548	1,550,734
IRB Holding Corp. Series B, 1M US L + 3.25%, 02/05/2025	2,431,467	2,375,458
K-Mac Holdings Corp. Series Initial, 1M US L + 6.75%, 03/09/2026	1,250,000	1,241,556
Tacala Investment Corp. Series Initial, 1M US L + 7.00%, 01/30/2026	1,250,000	1,247,813
		12,996,494

Food/Drug Retailers - 0.96%
EG Group, Ltd.:
Series Additional Facility, 3M US L + 4.00%, 02/07/2025	3,270,601	3,201,918
Series Facility B, 3M US L + 4.00%, 02/07/2025	343,750	336,531
		3,538,449

Health Insurance - 1.01%
MPH Acquisition Holdings LLC Series Initial, 3M US L + 2.75%, 06/07/2023	3,802,626	3,689,460

Healthcare - 23.76%
Acadia Healthcare Company, Inc. Series Tranche B-3, L + 2.50%, 02/11/2022	1,147,811	1,142,072
ADMI Corp. Series Initial, 1M US L + 3.25%, 04/30/2025	1,894,150	1,879,158
ATI Holdings Acquisition, Inc. Series Initial, 1M US L + 3.50%, 05/10/2023	1,385,751	1,351,107
Auris Luxembourg III S.a r.l. Series Facility B2, 3M US L + 3.75%, 02/27/2026	2,576,923	2,580,144
Carestream Health, Inc. Series Extended, 1M US L + 9.50%, 06/07/2021(b)	1,515,000	1,492,275
Certara Holdco, Inc. Series Replacement, 3M US L + 3.50%, 08/15/2024(b)	1,297,640	1,287,907
Change Healthcare Holdings, Inc. Series Closing Date, 1M US L + 2.75%, 03/01/2024	967,254	955,923
CHG Healthcare Services, Inc. Series 2017 New, 2M US L + 3.00%, 06/07/2023	3,039,026	3,027,630
CPI Holdco LLC Series Closing Date, 3M US L + 3.50%, 03/21/2024(b)	2,436,469	2,412,104
CryoLife, Inc. Series Initial, 3M US L + 4.00%, 11/15/2024	2,485,340	2,485,340
Dentalcorp Health Services ULC:
Series Delayed Draw, 3M US L + 2.18%, 06/06/2025(c)	51,502	50,343
Series Initial, 1M US L + 3.75%, 06/06/2025	279,577	273,287
Endo Luxembourg Finance Company I S.a r.l. Series Initial, 1M US L + 4.25%, 04/29/2024	1,037,555	1,021,343
Envision Healthcare Corp. Series Initial, 3M US L + 3.75%, 10/10/2025	5,454,073	5,115,484
Equian Buyer Corp. Series 2018 Incremental, 1M US L + 3.25%, 05/20/2024	2,090,325	2,056,357
Femur Buyer, Inc. Series Initial, 3M US L + 4.50%, 03/02/2026(b)	1,760,000	1,765,500
GHX Ultimate Parent Corp. Series Initial, 3M US L + 3.00%, 06/28/2024	1,187,909	1,165,636
Heartland Dental LLC:
Series Delayed Draw, 3M US L + 3.75%, 04/30/2025(c)	22,826	22,209
Series Initial, 3M US L + 3.75%, 04/30/2025	1,191,418	1,159,215
Jaguar Holding Company I LLC Series 2018, 1M US L + 2.50%, 08/18/2022	4,115,464	4,080,648
LifeScan Global Corp. Series Initial, 3M US L + 6.00%, 10/01/2024	1,473,750	1,420,327
Maravai Intermediate Holdings LLC Series Initial, 1M US L + 4.25%, 08/02/2025	914,758	912,471
Navicure, Inc. Series Initial, 1M US L + 3.75%, 11/01/2024	2,555,314	2,520,178
Netsmart Technologies, Inc. Series D-1, 1M US L + 3.75%, 04/19/2023(b)	2,300,265	2,288,764

10	www.bgfrei.com

Blackstone / GSO Floating Rate Enhanced Income Fund	Portfolio of Investments

March 31, 2019 (Unaudited)

	Principal Amount	Value

Healthcare (continued)
nThrive, Inc. Series Additional B-2, 1M US L + 4.50%, 10/20/2022	$1,433,358	$1,379,607
NVA Holdings, Inc. Series B-3, 1M US L + 2.75%, 02/02/2025	2,101,084	2,036,087
Onex TSG Holdings II Corp. Series Initial, 1M US L + 4.00%, 07/29/2022	1,250,000	1,232,037
PAREXEL International Corp. Series Initial, 1M US L + 2.75%, 09/27/2024	2,777,897	2,683,157
Pearl Intermediate Parent LLC:
Series Delayed Draw, 3M US L + 1.48%, 02/14/2025(c)	141,349	134,459
Series Initial, 1M US L + 2.75%, 02/14/2025	627,477	596,887
Series Initial, 1M US L + 6.25%, 02/13/2026(b)	1,770,588	1,726,324
Phoenix Guarantor, Inc. Series Initial, 1M US L + 4.50%, 03/05/2026	1,751,592	1,727,508
Press Ganey Holdings, Inc.:
Series Incremental B-2018, 1M US L + 2.75%, 10/23/2023	2,000,000	1,963,130
Series Initial, 1M US L + 6.50%, 10/21/2024	2,000,000	2,004,170
Prospect Medical Holdings, Inc. Series B-1, 1M US L + 5.50%, 02/22/2024	2,136,860	1,953,443
Regionalcare Hospital Partners Holdings, Inc. Series B, 1M US L + 4.50%, 11/16/2025	2,950,647	2,924,371
Sterigenics-Nordion Holdings LLC Series Incremental, 3M US L + 3.00%, 05/15/2022	1,881,817	1,852,413
Surgery Center Holdings, Inc. Series Initial, 2M US L + 3.25%, 09/02/2024	2,891,793	2,845,409
Team Health Holdings, Inc. Series Initial, 1M US L + 2.75%, 02/06/2024	2,232,940	1,992,899
Tecostar Holdings, Inc. Series 2017, 1M US L + 3.50%, 05/01/2024	2,967,283	2,955,236
U.S. Anesthesia Partners, Inc. Series Initial, 1M US L + 3.00%, 06/23/2024	2,865,689	2,841,689
U.S. Renal Care, Inc. Series Initial, 3M US L + 4.25%, 12/30/2022	7,616,003	7,613,642
Verscend Holding Corp. Series B, 1M US L + 4.50%, 08/27/2025	1,243,750	1,237,531
Viant Medical Holdings, Inc. Series Initial, 3M US L + 3.75%, 07/02/2025	829,167	830,464
Wink Holdco, Inc.:
Series Initial, 1M US L + 3.00%, 12/01/2024	740,625	719,332
Series Initial, 1M US L + 6.75%, 12/01/2025(b)	279,569	273,977
Zest Acquisition Corp. Series Initial, 3M US L + 3.50%, 03/07/2025	1,192,500	1,113,497
		87,102,691

Home Furnishings - 1.82%
AI Aqua Merger Sub, Inc. Series Tranche B-1, 1M US L + 3.25%, 12/13/2023	3,543,112	3,396,958
Prime Security Services Borrower LLC Series December 2018 Incremental B-1, 1M US L + 2.75%, 05/02/2022	3,305,963	3,277,053
		6,674,011

Industrial Equipment - 3.26%
Blount International, Inc. Series New Refinancing, 1M US L + 3.75%, 04/12/2023	2,743,125	2,747,116
Helix Acquisition Holdings, Inc. Series 2018 New, 3M US L + 3.50%, 09/30/2024	685,079	671,377
LTI Holdings, Inc. Series Initial, 1M US L + 3.50%, 09/06/2025	1,583,777	1,527,680
Minimax Viking GmbH Series Facility B1C, 1M US L + 3.00%, 07/31/2025	3,036,724	3,031,652
MTS Systems Corp. Series New Tranche B, 1M US L + 3.25%, 07/05/2023	671,536	668,178
Pro Mach Group, Inc. Series Initial, 1M US L + 3.00%, 03/07/2025	1,892,456	1,835,295
Robertshaw US Holding Corp. Series Initial, 1M US L + 3.50%, 02/14/2025	706,247	664,755
Titan Acquisition, Ltd. Series Initial, 1M US L + 3.00%, 03/28/2025	887,489	827,806
		11,973,859

Insurance - 1.92%
Cypress Intermediate Holdings III, Inc.:
Series Initial, 1M US L + 3.00%, 04/29/2024	1,137,548	1,119,660
Series Initial, 1M US L + 6.75%, 04/28/2025	1,807,054	1,804,795
HIG Finance 2, Ltd. Series Initial Dollar, 1M US L + 3.50%, 12/20/2024	1,699,425	1,694,998
Outcomes Group Holdings, Inc.:
Series Initial, 1M US L + 3.50%, 10/24/2025	2,085,682	2,046,575
1M US L + 7.50%, 10/26/2026	384,615	382,692
		7,048,720

Semi-Annual Report | March 31, 2019	11

Blackstone / GSO Floating Rate Enhanced Income Fund	Portfolio of Investments

March 31, 2019 (Unaudited)

	Principal Amount	Value

Leisure Goods/Activities/Movies - 3.91%
Alterra Mountain Company Series Initial Bluebird, 1M US L + 3.00%, 07/31/2024	$2,570,345	$2,561,118
AMC Entertainment Holdings, Inc. Series B, L + 3.00%, 03/20/2026	2,000,000	1,988,500
Bulldog Purchaser, Inc. Series Initial, 1M US L + 3.75%, 09/05/2025	486,310	480,537
Crown Finance US, Inc. Series Initial Dollar Tranche, 1M US L + 2.50%, 02/28/2025	1,183,632	1,158,308
Travel Leaders Group LLC Series 2018 Refinancing, 1M US L + 4.00%, 01/25/2024	2,315,833	2,323,545
Travelport Finance S.à r.l.:
Series Initial, 3M US L + 5.00%, 03/18/2026	4,000,000	3,895,000
L + 9.00%, 03/18/2027(b)	2,000,000	1,950,000
		14,357,008

Lodging & Casinos - 1.37%
AP Gaming I LLC Series Incremental B, 1M US L + 3.50%, 02/15/2024	3,090,411	3,086,548
Scientific Games International, Inc. Series Initial B-5, 2M US L + 2.75%, 08/14/2024	1,981,861	1,933,553
		5,020,101

Nonferrous Metals/Minerals - 1.00%
Aleris International, Inc. Series Initial, 1M US L + 4.75%, 02/27/2023	3,190,114	3,195,697
American Rock Salt Co. LLC Series Initial, 1M US L + 3.75%, 03/21/2025	484,239	484,239
		3,679,936

Oil & Gas - 1.96%
BCP Raptor LLC Series Initial, 2M US L + 4.25%, 06/24/2024	1,079,916	1,016,304
Equitrans Midstream Corp. Series Holdco B Facility, 1M US L + 4.50%, 01/31/2024	673,986	677,073
Lucid Energy Group II Borrower LLC Series Initial, 1M US L + 3.00%, 02/17/2025	863,556	819,623
MRC Global, Inc. Series 2018 Refinancing, 1M US L + 3.00%, 09/20/2024(b)	3,277,471	3,277,471
Oryx Southern Delaware Holdings LLC Series Initial, 1M US L + 3.25%, 02/28/2025	1,455,882	1,411,602
		7,202,073

Property & Casualty Insurance - 3.11%
Applied Systems, Inc. Series Initial, 3M US L + 7.00%, 09/19/2025	1,500,000	1,517,347
AssuredPartners, Inc. Series 2017 September Refinancing, 1M US L + 3.25%, 10/22/2024	2,175,889	2,111,700
Asurion LLC Series Replacement B-2, 1M US L + 6.00%, 08/04/2025	1,547,368	1,572,351
Confie Seguros Holding II Co. Series B, 1M US L + 5.25%, 04/19/2022	1,745,518	1,736,066
ExamWorks Group, Inc. Series B-1, 1M US L + 3.25%, 07/27/2023	3,180,128	3,172,178
Solera LLC Series Dollar, 1M US L + 2.75%, 03/03/2023	1,290,026	1,281,705
		11,391,347

Publishing - 2.59%
Ancestry.com Operations, Inc., 1M US L + 3.25%, 10/19/2023	3,079,080	3,067,534
Champ Acquisition Corp. Series Initial, 3M US L + 5.50%, 12/19/2025	1,488,806	1,491,605
Meredith Corp. Series Tranche B-1, 1M US L + 2.75%, 01/31/2025	1,870,058	1,868,244
Recorded Books, Inc. Series Initial, 1M US L + 4.50%, 08/29/2025	872,807	873,898
SESAC Holdco II LLC Series Initial, 1M US L + 3.00%, 02/23/2024	740,554	724,510
Southern Graphics, Inc. Series Refinancing, 1M US L + 3.25%, 12/31/2022	1,733,432	1,486,417
		9,512,208

Radio & Television - 0.36%
William Morris Endeavor Entertainment LLC Series B-1, 2M US L + 2.75%, 05/19/2025	1,383,891	1,317,000

Steel - 0.99%
Graftech International, Ltd. Series Initial, 1M US L + 3.50%, 02/12/2025	2,545,601	2,542,419
Phoenix Services International LLC Series B, 1M US L + 3.75%, 03/01/2025	1,097,312	1,091,831
		3,634,250

12	www.bgfrei.com

Blackstone / GSO Floating Rate Enhanced Income Fund	Portfolio of Investments

March 31, 2019 (Unaudited)

	Principal Amount	Value

Surface Transport - 0.53%
Lineage Logistics LLC, 1M US L + 3.00%, 02/16/2025	$1,991,748	$1,939,474

Telecommunications - 4.44%
Avaya, Inc. Series Tranche B, 1M US L + 4.25%, 12/15/2024	2,332,286	2,326,211
Commscope, Inc. Series B, L + 3.25%, 02/06/2026	2,528,571	2,530,670
Cyxtera DC Holdings, Inc. Series Initial, 3M US L + 7.25%, 05/01/2025	500,000	457,500
Greeneden U.S. Holdings I LLC Series Tranche B-3 Dollar, 1M US L + 3.50%, 12/01/2023	740,625	732,571
Masergy Holdings, Inc.:
Series 2017 Replacement, 3M US L + 3.25%, 12/15/2023	1,835,914	1,799,195
Series Initial, 3M US L + 7.50%, 12/16/2024	1,000,000	982,500
Peak 10 Holding Corp.:
Series Initial, 3M US L + 3.50%, 08/01/2024	494,987	454,926
Series Initial, 3M US L + 7.25%, 08/01/2025	250,000	221,250
Securus Technologies Holdings, Inc.:
Series Delayed, 3M US L + 4.50%, 11/01/2024	206,061	203,098
Series Initial, 1M US L + 4.50%, 11/01/2024	1,837,431	1,828,630
TierPoint LLC:
Series Initial, 1M US L + 3.75%, 05/06/2024	1,187,418	1,127,798
Series Initial, 1M US L + 7.25%, 05/05/2025	1,170,000	1,112,962
Vertiv Group Corp. Series B, 1M US L + 4.00%, 11/30/2023	2,650,000	2,498,725
		16,276,036

Utilities - 2.66%
Brookfield WEC Holdings, Inc.:
Series Initial, 1M US L + 3.75%, 07/31/2025	1,798,125	1,797,253
Series Initial, 1M US L + 6.75%, 08/03/2026	724,611	728,052
Calpine Corp. Series 2015, 3M US L + 2.50%, 01/15/2023	748,067	747,768
Eastern Power LLC, 1M US L + 3.75%, 10/02/2023	1,199,311	1,196,613
Granite Acquisition, Inc.:
Series B, 3M US L + 3.50%, 12/20/2021	1,494,720	1,494,017
Series B, 3M US L + 7.25%, 12/19/2022	1,551,137	1,555,015
Pike Corp. Series 2018 Initial, 1M US L + 3.50%, 03/23/2025	2,226,783	2,228,174
		9,746,892

TOTAL FLOATING RATE LOAN INTERESTS
(Cost $502,198,805)		494,921,134

COLLATERALIZED LOAN OBLIGATION SECURITIES(a) - 5.10%
Structured Finance Obligations - 5.10%
Ares XLII Clo, Ltd. Series 2017-42A, 3M US L + 3.45%, 01/22/2028(b)(d)	1,100,000	1,094,442
Babson CLO, Ltd. 2015-I Series 2015-IA, 3M US L + 5.50%, 01/20/2031 (b)(d)	250,000	231,799
Carlyle Global Market Strategies CLO 2016-1, Ltd. Series 2018-1A, 3M US L + 5.20%, 04/20/2027(b)(d)	1,500,000	1,438,288
Dryden 40 Senior Loan Fund Series 2018-40A, 3M US L + 5.75%, 08/15/2031(b)(d)	1,500,000	1,429,524
Galaxy XVIII CLO, Ltd. Series 2018-28A, 3M US L + 3.00%, 07/15/2031(b)(d)	1,000,000	962,285
Galaxy XXIII CLO, Ltd. Series 2017-23A, 3M US L + 3.48%, 04/24/2029(b)(d)	500,000	500,213
Highbridge Loan Management 6 -2015, Ltd. Series 2018-2015, 3M US L + 5.10%, 02/05/2031(b)(d)	833,000	756,089
Highbridge Loan Management 8-2016, Ltd. Series 2018-2016, 3M US L + 5.50%, 07/20/2030(b)(d)	500,000	457,276
KKR CLO 14, Ltd. Series 2018-14, 3M US L + 6.15%, 07/15/2031(b)(d)	500,000	471,264
Madison Park Funding XI, Ltd. Series 2017-11A, 3M US L + 3.25%, 07/23/2029(b)(d)	1,000,000	988,760
Neuberger Berman CLO XIV, Ltd. Series 2017-14A, 3M US L + 3.65%, 01/28/2030(b)(d)	500,000	502,535
Neuberger Berman CLO XV Series 2017-15A, 3M US L + 6.75%, 10/15/2029(b)(d)	745,000	735,323
Octagon Investment Partners 18-R, Ltd. Series 2018-18A, 3M US L + 5.51%, 04/16/2031(b)(d)	1,000,000	931,167

Semi-Annual Report | March 31, 2019	13

Blackstone / GSO Floating Rate Enhanced Income Fund	Portfolio of Investments

March 31, 2019 (Unaudited)

	Principal Amount	Value

Structured Finance Obligations (continued)
Parallel 2018-2, Ltd. Series 2018-2A, 3M US L + 3.15%, 10/20/2031(b)(d)	$2,000,000	$1,906,520
TIAA CLO I, Ltd. Series 2018-1A, 3M US L + 6.20%, 07/20/2031(b)(d)	1,500,000	1,440,194
TIAA CLO IV, Ltd. Series 2018-1A, 3M US L + 5.95%, 01/20/2032(b)(d)	2,000,000	1,884,439
Venture XXIII CLO, Ltd. Series 2018-23A, 3M US L + 3.05%, 07/19/2028(b)(d)	1,500,000	1,479,521
Voya CLO 2015-2, Ltd. Series 2018-2A, 3M US L + 2.95%, 07/23/2027(b)(d)	1,500,000	1,490,624
		18,700,263

TOTAL COLLATERALIZED LOAN OBLIGATION SECURITIES
(Cost $19,274,151)		18,700,263

CORPORATE BONDS - 7.14%
Aerospace & Defense - 0.23%
TransDigm, Inc., 6.250%, 03/15/2026(d)	800,000	832,000

Automotive - 0.08%
Panther BF Aggregator 2 LP / Panther Finance Co., Inc., 6.250%, 05/15/2026(d)	291,000	297,548

Brokers, Dealers & Investment Houses - 0.40%
LPL Holdings, Inc., 5.750%, 09/15/2025(d)	1,450,000	1,472,185

Building & Development - 0.18%
Hillman Group, Inc., 6.375%, 07/15/2022(d)	750,000	673,125

Chemical & Plastics - 0.15%
Starfruit Finco BV / Starfruit US Holdco LLC, 8.000%, 10/01/2026(d)	540,000	546,750

Containers & Glass Products - 0.19%
Trident Merger Sub, Inc., 6.625%, 11/01/2025(d)	750,000	705,000

Diversified Insurance - 0.62%
HUB International, Ltd., 7.000%, 05/01/2026(d)	1,650,000	1,637,625
York Risk Services Holding Corp., 8.500%, 10/01/2022(d)	750,000	615,000
		2,252,625

Ecological Services & Equipment - 0.22%
GFL Environmental, Inc., 5.375%, 03/01/2023(d)	868,000	824,600

Electronics/Electrical - 0.92%
Banff Merger Sub, Inc., 9.750%, 09/01/2026(d)	912,000	886,920
Energizer Holdings, Inc.:
6.375%, 07/15/2026(d)	1,250,000	1,284,375
7.750%, 01/15/2027(d)	150,000	160,312
Infor US, Inc., 6.500%, 05/15/2022	1,000,000	1,017,500
		3,349,107

Food Service - 0.19%
IRB Holding Corp., 6.750%, 02/15/2026(d)	750,000	706,875

Healthcare - 1.83%
Envision Healthcare Corp., 8.750%, 10/15/2026(d)	2,084,000	1,862,575
NVA Holdings, Inc., 6.875%, 04/01/2026(d)	1,650,000	1,639,687
Surgery Center Holdings, Inc., 8.875%, 04/15/2021(d)	750,000	785,850
Team Health Holdings, Inc., 6.375%, 02/01/2025(d)	750,000	612,188

14	www.bgfrei.com

Blackstone / GSO Floating Rate Enhanced Income Fund	Portfolio of Investments

March 31, 2019 (Unaudited)

	Principal Amount	Value

Healthcare (continued)
Tenet Healthcare Corp., 7.000%, 08/01/2025	$1,750,000	$1,778,437
		6,678,737

Home Furnishings - 0.83%
Prime Security Services Borrower LLC / Prime Finance, Inc.:
5.250%, 04/15/2024(d)	1,400,000	1,403,500
5.750%, 04/15/2026(d)	1,624,000	1,628,060
		3,031,560

Industrial Equipment - 0.20%
Titan Acquisition, Ltd. / Titan Co.-Borrower LLC, 7.750%, 04/15/2026(d)	857,000	741,305

Property & Casualty Insurance - 0.29%
AssuredPartners, Inc., 7.000%, 08/15/2025(d)	1,150,000	1,069,500

Surface Transport - 0.33%
XPO Logistics, Inc., 6.750%, 08/15/2024(d)	1,167,000	1,193,258

Telecommunications - 0.49%
CommScope Finance LLC, 6.000%, 03/01/2026(d)	1,738,000	1,802,080

TOTAL CORPORATE BONDS
(Cost $26,372,353)		26,176,255

	Shares	Value
EXCHANGE TRADED FUNDS - 2.06%
Financial Intermediaries - 2.06%
SPDR Blackstone / GSO Senior Loan ETF	164,175	7,560,259

TOTAL EXCHANGE TRADED FUNDS
(Cost $7,754,436)		7,560,259

SHORT TERM INVESTMENTS - 3.93%
Fidelity Treasury Portfolio
(1.916% 7-Day Yield)	14,405,215	14,405,215

TOTAL SHORT TERM INVESTMENTS
(Cost $14,405,215)		14,405,215

Total Investments - 153.16%
(Cost $570,004,960)		561,763,126

Liabilities in Excess of Other Assets - (7.08)%		(25,977,011)

Leverage Facility - (46.08)%		(169,000,000)

Net Assets - 100.00%		$366,786,115

Amounts above are shown as a percentage of net assets as of March 31, 2019.

Semi-Annual Report | March 31, 2019	15

Blackstone / GSO Floating Rate Enhanced Income Fund	Portfolio of Investments

March 31, 2019 (Unaudited)

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

Libor Rates:

1M US L - 1 Month LIBOR as of March 31, 2019 was 2.49%
2M US L - 2 Month LIBOR as of March 31, 2019 was 2.56%
3M US L - 3 Month LIBOR as of March 31, 2019 was 2.60%

(a)	Floating or variable rate security. The reference rate is described above. The rate in effect as of March 31, 2019 is based on the reference rate plus the displayed spread as of the security's last reset date.
(b)	Level 3 asset valued using significant unobservable inputs as a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.
(c)	A portion of this position was not funded as of March 31, 2019. The Portfolio of Investments records only the funded portion of each position. As of March 31, 2019, the Fund has unfunded delayed draw loans in the amount of $896,172. Fair value of these unfunded delayed draw loans was $886,761.
(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Total market value of Rule 144A securities amounts to $42,080,581, which represented approximately 11.47% of net assets as of March 31, 2019. Such securities have been deemed to be liquid under procedures approved by the Fund's Board of Trustees and may normally be sold to qualified institutional buyers in transactions exempt from registration.

See Notes to Financial Statements.

16	www.bgfrei.com

Blackstone / GSO Floating Rate Enhanced Income Fund	Statement of Assets and Liabilities

March 31, 2019 (Unaudited)

ASSETS:
Investments, at fair value (Cost $570,004,960)	$561,763,126
Cash	583,623
Receivable for investment securities sold	14,893,086
Interest receivable	1,715,482
Receivable for shares sold	1,568,310
Prepaid expenses and other assets	103,767
Total Assets	580,627,394

LIABILITIES:
Payable for investment securities purchased	42,047,355
Leverage facility	169,000,000
Interest due on leverage facility	254,224
Distributions payable to common shareholders	2,064,842
Accrued investment advisory fee payable	25,178
Accrued trustees' fees payable	58,512
Accrued distribution fees payable	32,054
Accrued shareholder servicing fees payable	32,063
Accrued transfer agent fees payable	21,906
Other payables and accrued expenses	305,145
Total Liabilities	213,841,279
Net Assets Attributable to Common Shareholders	$366,786,115

COMPOSITION OF NET ASSETS ATTRIBUTABLE TO COMMON SHARES:
Paid-in capital	$376,490,974
Total distributable earnings	(9,704,859)
Net Assets Attributable to Common Shareholders	$366,786,115

NET ASSET VALUE
Class I:
Net asset value per share	$24.23
Net assets	203,692,044
Shares of beneficial interest outstanding (unlimited shares authorized, par value $0.001 per share)	8,405,056

Class T:
Net asset value per share	24.18
Net assets	163,035,071
Shares of beneficial interest outstanding (unlimited shares authorized, par value $0.001 per share)	6,741,557

Class D:
Net asset value per share	24.23
Net assets	59,000
Shares of beneficial interest outstanding (unlimited shares authorized, par value $0.001 per share)	2,435

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2019	17

Blackstone / GSO Floating Rate Enhanced Income Fund	Statement of Operations

For the Six Months Ended March 31, 2019 (Unaudited)

INVESTMENT INCOME:
Dividends	$303,557
Interest	15,767,506
Total Investment Income	16,071,063

EXPENSES:
Advisory fee	1,702,477
Fund accounting and administration fees	195,369
Distribution fees	178,318
Shareholder servicing fees	178,380
Offering cost	392,277
Insurance expense	56,870
Legal and audit fees	317,217
Custodian fees	98,969
Trustees' fees and expenses	59,892
Printing expense	42,533
Transfer agent fees	126,840
Interest on leverage facility	2,611,744
Facility and other fees	30,731
Other expenses	27,844
Total expenses	6,019,461
Reimbursement from Adviser/Advisory fee waiver	(1,436,425)
Net Expenses	4,583,036
Net Investment Income	11,488,027

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
Investment securities	(1,285,692)
Net realized loss	(1,285,692)
Change in Unrealized appreciation/depreciation on:
Investment securities	(8,856,710)
Net change in unrealized depreciation on investments	(8,856,710)
Net Realized and Unrealized Loss on Investments	(10,142,402)

Net Increase in Net Assets Attributable to Common Shares from Operations	$1,345,625

See Notes to Financial Statements.

18	www.bgfrei.com

Blackstone / GSO Floating Rate Enhanced Income Fund	Statements of Changes in Net Assets

	For the Six Months Ended March 31, 2019 (Unaudited)	For the Period January 18, 2018 (Commencement of Operations) to September 30, 2018
FROM OPERATIONS:
Net investment income	$11,488,027	$6,734,252
Net realized loss on investments	(1,285,692)	(196,227)
Net change in unrealized appreciation/depreciation on investments	(8,856,710)	614,876
Net Increase in Net Assets Attributable to Common Shares from Operations	1,345,625	7,152,901

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
Class I	(6,926,828)	(5,121,970)
Class T	(4,646,269)	(1,683,829)
Class D	(1,703)	–
Net Decrease in Net Assets from Distributions to Common Shareholders	(11,574,800)	(6,805,799)

SHARES TRANSACTIONS, IN DOLLARS:
Class I(a)
Proceeds from shares sold	25,988,249	184,572,712
Distributions reinvested	4,092,281	3,163,910
Cost of shares redeemed	(8,270,686)	(459)
Class T(b)
Proceeds from shares sold	48,445,152	116,536,794
Distributions reinvested	2,214,058	944,631
Cost of shares redeemed	(1,140,308)	(61,257)
Redemption fees	22,545	–
Class D(c)
Proceeds from shares sold	45,000	15,000
Distributions reinvested	566	–
Net Increase from Capital Share Transactions	71,396,857	305,171,331
Net Increase in Net Assets	61,167,682	305,518,433

NET ASSETS
Beginning of period	305,618,433	100,000
End of period	$366,786,115	$305,618,433

(a)	The Fund's Class I commenced operations on January 18, 2018.
(b)	The Fund's Class T commenced operations on May 7, 2018.
(c)	The Fund's Class D inception date is September 28, 2018 and commenced operations on October 1, 2018.

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2019	19

Blackstone / GSO Floating Rate Enhanced Income Fund	Statements of Changes in Net Assets

	For the Six Months Ended March 31, 2019 (Unaudited)	For the Period January 18, 2018 (Commencement of Operations) to September 30, 2018
SHARE TRANSACTIONS, IN SHARES:
Class I(a)
Beginning shares	7,517,587	4,000
Shares sold	1,060,700	7,386,868
Reinvestment in shares	168,918	126,737
Shares redeemed	(342,149)	(18)
Net change in shares resulting from shares transactions	887,469	7,513,587
Ending shares	8,405,056	7,517,587

Class T(b)
Beginning shares	4,717,010	–
Shares sold	1,979,731	4,681,508
Reinvestment in shares	91,647	37,964
Shares redeemed	(46,831)	(2,462)
Net change in shares resulting from shares transactions	2,024,547	4,717,010
Ending shares	6,741,557	4,717,010

Class D(c)
Beginning shares	600	–
Shares sold	1,812	600
Reinvestment in shares	23	–
Net change in shares resulting from shares transactions	1,835	600
Ending shares	2,435	600

(a)	The Fund's Class I commenced operations on January 18, 2018.
(b)	The Fund's Class T commenced operations on May 7, 2018.
(c)	The Fund's Class D inception date is September 28, 2018 and commenced operations on October 1, 2018.

See Notes to Financial Statements.

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Blackstone / GSO Floating Rate Enhanced Income Fund	Statement of Cash Flows

For the Six Months Ended March 31, 2019 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets attributable to common shares from operations	$1,345,625
Adjustments to reconcile net increase in net assets attributable to common shares from operations to net cash used in operating activities:
Purchases of investment securities	(267,447,890)
Proceeds from disposition of investment securities	140,322,870
Discounts accreted/premiums amortized	23,929
Net realized loss on:
Investment securities	1,285,692
Net change in unrealized appreciation/depreciation on:
Investment securities	8,856,710
Net purchase of short term investments	(8,142,116)
(Increase)/Decrease in assets:
Interest receivable	(390,505)
Prepaid offering costs	392,277
Prepaid expenses and other assets	(30,023)
Increase/(Decrease) in liabilities:
Payable to Adviser for offering costs	(20,282)
Interest due on leverage facility	132,595
Accrued distribution fees payable	(10,350)
Accrued investment advisory fees payable	25,178
Accrued trustees' fees payable	9,950
Accrued shareholder servicing fees payable	(10,341)
Accrued transfer agency fees payable	3,638
Other payables and accrued expenses	(721,977)
Net Cash Used in Operating Activities	(124,375,020)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from leverage facility	63,000,000
Payments on leverage facility	(9,000,000)
Cost of shares redeemed - common shares	(9,388,449)
Proceeds from shares sold - common shares	83,479,474
Distributions paid - common shareholders - net	(3,944,464)
Net Cash Provided by (Used in) Financing Activities	124,146,561

Net Decrease in Cash	(228,459)
Cash, beginning balance	$812,082
Cash, ending balance	$583,623

Supplemental disclosure of cash flow information:
Cash paid on interest on leverage facility	$2,479,149
Reinvestment of distributions	$6,306,905

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2019	21

Blackstone / GSO Floating Rate Enhanced Income Fund – Class I	Financial Highlights

For a Share Outstanding Throughout the Periods Indicated

	For the Six Months Ended March 31, 2019 (Unaudited)		For the Period January 18, 2018 (Commencement of Operations) to September 30, 2018
PER SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$25.00		$25.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.84		0.90
Net realized and unrealized loss on investments	(0.76)		(0.01)
Total Income from Investment Operations	0.08		0.89

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(0.85)		(0.89)
Total Distributions to Shareholders	(0.85)		(0.89)

Net asset value - end of period	$24.23		$25.00

Total Investment Return - Net Asset Value(b)	0.37%		3.61%

RATIOS TO AVERAGE NET ASSETS
Expenses before reimbursement from Adviser and Advisory fee waiver	0.65	%(c)	1.60	%(d)
Advisory Fee	1.00	%(c)	1.00	%(d)
Interest on leverage	1.53	%(c)	0.80	%(d)
Total expenses before reimbursement from Adviser and Advisory fee waiver	3.18	%(c)	3.40	%(d)
Reimbursement from Adviser and Advisory fee waiver	(0.71	%)(c)	(2.15	%)(d)
Total expenses after reimbursement from Adviser and Advisory fee waiver	2.47	%(c)	1.25	%(d)
Excluded expenses(e)	(2.12	%)(c)	(0.90	%)(d)
Total expenses, net of excluded expenses, after reimbursement from Adviser and Advisory fee waiver	0.35	%(c)	0.35	%(d)
Net investment income	6.95%		5.17%

Net assets, end of period (000s)	$203,692		$187,942
Portfolio turnover rate	27	%(f)	40	%(f)

(a)	Calculated using average common shares outstanding.

(b)	Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any, and are not annualized.
(c)	Financial ratios have been annualized except for non-recurring costs such as offering costs.
(d)	Financial ratios have been annualized except for non-recurring costs such as audit, offering and organizational costs.
(e)	Represents expenses excluded from reimbursement by the Adviser, as defined in the Expense Limitation and Reimbursement Agreement. See Note 3.
(f)	Percentage represents the results for the period and is not annualized.

See Notes to Financial Statements.

22	www.bgfrei.com

Blackstone / GSO Floating Rate Enhanced Income Fund – Class T	Financial Highlights

For a Share Outstanding Throughout the Periods Indicated

	For the Six Months Ended March 31, 2019 (Unaudited)		For the Period May 7, 2018 (Commencement of Operations) to September 30, 2018
PER SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$24.94		$25.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.78		0.58
Net realized and unrealized loss on investments	(0.75)		(0.09)
Total Income from Investment Operations	0.03		0.49

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(0.79)		(0.55)
Total Distributions to Shareholders	(0.79)		(0.55)

Net asset value - end of period	$24.18		$24.94

Total Investment Return - Net Asset Value(b)	0.15%		2.00%

RATIOS TO AVERAGE NET ASSETS
Expenses before reimbursement from Adviser and Advisory fee waiver	1.19	%(c)	1.83	%(d)
Advisory Fee	1.00	%(c)	1.00	%(d)
Interest on leverage	1.54	%(c)	1.07	%(d)
Total expenses before reimbursement from Adviser and Advisory fee waiver	3.73	%(c)	3.90	%(d)
Reimbursement from Adviser and Advisory fee waiver	(0.75	%)(c)	(1.85	%)(d)
Total expenses after reimbursement from Adviser and Advisory fee waiver	2.98	%(c)	2.05	%(d)
Excluded expenses(e)	(2.63	%)(c)	(1.70	%)(d)
Total expenses, net of excluded expenses, after reimbursement from Adviser and Advisory fee waiver	0.35	%(c)	0.35	%(d)
Net investment income	6.46%		5.86%

Net assets, end of period (000s)	$163,035		$117,661
Portfolio turnover rate	27	%(f)	40	%(f)

(a)	Calculated using average common shares outstanding.
(b)	Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any, and are not annualized.
(c)	Financial ratios have been annualized except for non-recurring costs such as offering costs.
(d)	Financial ratios have been annualized except for non-recurring costs such as audit, offering and organizational costs.
(e)	Represents expenses excluded from reimbursement by the Adviser, as defined in the Expense Limitation and Reimbursement Agreement. See Note 3.
(f)	Percentage represents the results for the period and is not annualized.

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2019	23

Blackstone / GSO Floating Rate Enhanced Income Fund – Class D	Financial Highlights

For a Share Outstanding Throughout the Period Indicated

	For the Period October 1, 2018 (Commencement of Operations) to March 31, 2019 (Unaudited)
PER SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$25.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.81
Net realized and unrealized loss on investments	(0.76)
Total Income from Investment Operations	0.05

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(0.82)
Total Distributions to Shareholders	(0.82)

Net asset value - end of period	$24.23

Total Investment Return - Net Asset Value(b)	0.26%

RATIOS TO AVERAGE NET ASSETS(c)
Expenses before reimbursement from Adviser and Advisory fee waiver	1.09%
Advisory Fee	1.00%
Interest on leverage	1.57%
Total expenses before reimbursement from Adviser and Advisory fee waiver	3.66%
Reimbursement from Adviser and Advisory fee waiver	(0.97%)
Total expenses after reimbursement from Adviser and Advisory fee waiver	2.69%
Excluded expenses(d)	(2.34%)
Total expenses, net of excluded expenses, after reimbursement from Adviser and Advisory fee waiver	0.35%
Net investment income	6.76%

Net assets, end of period (000s)	$59
Portfolio turnover rate	27	%(e)

(a)	Calculated using average common shares outstanding.
(b)	Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any, and are not annualized.
(c)	Financial ratios have been annualized except for non-recurring costs such as offering costs.
(d)	Represents expenses excluded from reimbursement by the Adviser, as defined in the Expense Limitation and Reimbursement Agreement. See Note 3.
(e)	Percentage represents the results for the period and is not annualized.

See Notes to Financial Statements.

24	www.bgfrei.com

Blackstone / GSO Floating Rate Enhanced Income Fund	Notes to Financial Statements

March 31, 2019 (Unaudited)

NOTE 1. ORGANIZATION

Blackstone / GSO Floating Rate Enhanced Income Fund (the “Fund”) is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as a non-diversified, closed-end management investment company. The Fund engages in continuous offering of shares and operates as an interval fund that offers to make monthly repurchases of shares at the net asset value (the “NAV”).

The Fund’s investment objective is to provide attractive current income with low sensitivity to rising interest rates.

The Fund was organized as a Delaware statutory trust on June 20, 2017 pursuant to a Declaration of Trust governed by the laws of the State of Delaware. The Fund had no operations from that date to November 10, 2017, other than those related to organizational matters and the registration of its shares under applicable securities laws. GSO / Blackstone Debt Funds Management LLC (the “Adviser”) purchased 4,000 Institutional Class I Common Shares (“Class I Shares”) at a NAV of $25.00 per share on November 10, 2017. The Fund is authorized to issue an unlimited number of Class I Shares, Advisory Class D Common Shares (“Class D Shares”), Brokerage Class T Common Shares (“Class T Shares”) and Brokerage Class T-I Common Shares (“Class T-I Shares”), and a maximum offering of $3,000,000,000 of common shares. Class I Shares commenced operations on January 18, 2018, Class T Shares commenced operations on May 7, 2018 and Class D Shares commenced operations on October 1, 2018. Class T-I Shares had not commenced operations as of March 31, 2019. As of March 31, 2019, Class I Shares (BGFLX), Class T Shares (BGFTX), and Class D Shares (BGFDX) were outstanding.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation: The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and are stated in U.S. dollars. The Fund is considered an Investment Company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statement. Actual results could differ from these estimates.

Portfolio Valuation: The Fund’s net asset value (“NAV”) is determined daily on each day that the New York Stock Exchange (“Exchange”) is open for business, as of the close of the regular trading session on the Exchange. The Fund calculates NAV per share by subtracting liabilities (including accrued expenses or dividends) from the total assets of the Fund (the value of the securities plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of outstanding common shares of the Fund.

Loans are primarily valued by using a composite loan price from a nationally recognized loan pricing service. The methodology used by the Fund’s nationally recognized loan pricing provider for composite loan prices is to value loans at the mean of the bid and ask prices from one or more brokers or dealers. Collateralized loan obligation securities (“CLOs”) are valued at the price provided by a nationally recognized pricing service. The prices provided by the nationally recognized pricing service are typically based on the evaluated mid-price of each of the CLOs. Corporate bonds and convertible bonds, other than short-term investments, are valued at the price provided by a nationally recognized pricing service. The prices provided by the nationally recognized pricing service are typically based on the mean of bid and ask prices for each corporate bond security. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrices, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Equity securities for which market quotations are available are generally valued at the last sale price or official closing price on the primary market or exchange on which they trade. Futures contracts, if any, are ordinarily valued at the last sales price on the securities or commodities exchange on which they are traded. Written and purchased options, if any, are ordinarily valued at the closing price on the securities or commodities exchange on which they are traded. Short-term debt investments, if any, having a remaining maturity of 60 days or less when purchased would be valued at cost adjusted for amortization of premiums and accretion of discounts. Any investments and other assets for which such current market quotations are not readily available are valued at fair value (“Fair Valued Assets”) as determined in good faith by a committee of the Adviser (“Fair Valued Asset Committee”) under procedures established by, and under the general supervision and responsibility of, the Fund’s Boards of Trustees. Such methods may include, but are not limited to, the use of a market comparable and/or income approach methodologies. A Fair Valued Asset Committee meeting may be called at any time by any member of the Fair Valued Asset Committee. The pricing of all Fair Valued Assets and determinations thereof shall be reported by the Fair Valued Asset Committee to the Board at each regularly scheduled quarterly meeting. The Fund has procedures to identify and investigate potentially stale prices for investments which are valued using a nationally recognized pricing service, exchange price or broker-dealer quotations. After performing such procedures, any prices which are deemed to be stale are reviewed by the Fair Valued Asset Committee and an alternative pricing source is determined.

Various inputs are used to determine the value of the Fund’s investments. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Semi-Annual Report | March 31, 2019	25

Blackstone / GSO Floating Rate Enhanced Income Fund	Notes to Financial Statements

March 31, 2019 (Unaudited)

Level 1— Unadjusted quoted prices in active markets for identical investments at the measurement date.

Level 2— Significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3— Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The categorization of investments and other financial instruments is based on the pricing transparency of the investment and other financial instrument and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. Investments measured and reported at fair value are classified and disclosed in one of the following levels within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement.

The following tables summarize valuation of the Fund’s investments under the fair value hierarchy levels as of March 31, 2019:

Blackstone / GSO Floating Rate Enhanced Income Fund

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Floating Rate Loan Interests
Air Transport	$–	$3,280,499	$711,803	$3,992,302
Building & Development	–	18,012,583	1,723,778	19,736,361
Business Equipment & Services	–	56,928,212	11,293,483	68,221,695
Chemical & Plastics	–	7,333,721	987,537	8,321,258
Containers & Glass Products	–	19,394,439	1,188,120	20,582,559
Ecological Services & Equipment	–	7,027,300	2,698,628	9,725,928
Electronics/Electrical	–	61,610,948	7,166,185	68,777,133
Food Service	–	11,568,468	1,428,026	12,996,494
Healthcare	–	75,855,840	11,246,851	87,102,691
Leisure Goods/Activities/Movies	–	12,407,008	1,950,000	14,357,008
Oil & Gas	–	3,924,602	3,277,471	7,202,073
Other	–	173,905,632	–	173,905,632
Collateralized Loan Obligation Securities
Structured Finance Obligations	–	–	18,700,263	18,700,263
Corporate Bonds	–	26,176,255	–	26,176,255
Exchange Traded Funds	7,560,259	–	–	7,560,259
Short Term Investments	14,405,215	–	–	14,405,215
Total	21,965,474	477,425,507	62,372,145	561,763,126

*	Refer to the Fund's Portfolio of Investments for a listing of securities by type.

The changes of the fair value of investments for which the Fund has used Level 3 inputs to determine the fair value are as follows:

Blackstone / GSO Floating Rate Enhanced Income Fund	Floating Rate Loan Interests	Collateralized Loan Obligation Securities	Total
Balance as of September 30, 2018	$26,450,492	$13,399,115	$39,849,607
Accrued discount/ premium	(4,371)	2,183	(2,188)
Realized Gain/(Loss)	(13,192)	(135,841)	(149,033)
Change in Unrealized Appreciation/(Depreciation)	(391,890)	(527,931)	(919,821)
Purchases	15,270,834	7,867,150	23,137,984
Sales Proceeds	(1,615,725)	(1,904,413)	(3,520,138)
Transfer into Level 3	21,904,591	–	21,904,591
Transfer out of Level 3	(17,928,857)	–	(17,928,857)
Balance as of March 31, 2019	$43,671,882	$18,700,263	$62,372,145
Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at March 31, 2019	$(567,880)	$(548,446)	$(1,116,326)

26	www.bgfrei.com

Blackstone / GSO Floating Rate Enhanced Income Fund	Notes to Financial Statements

March 31, 2019 (Unaudited)

Information about Level 3 fair value measurements as of March 31, 2019:

	Fair Value	Valuation Technique(s)	Unobservable Input(s)	Value/Range (Weighted Average)
Floating Rate Loan Interests	$43,671,882	Third-party vendor pricing service	Broker quotes	N/A
Collateralized Loan Obligation Securities	$18,700,263	Third-party vendor pricing service	Broker quotes	N/A

Securities Transactions and Investment Income: Securities transactions are recorded on trade date for financial reporting purposes and amounts payable or receivable for trades not settled at the time of year end are reflected as liabilities and assets, respectively. Interest income, including accretion of discount and amortization of premium, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if any, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole.

As of and during the period ended March 31, 2019, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return for federal purposes and four years for most state returns.

Distributions to Shareholders: The Fund intends to distribute substantially all of its net investment income to shareholders in the form of dividends. The Fund declares income dividends daily and distributes them monthly. In addition, the Fund intends to distribute any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

Offering Costs: Offering costs incurred by the Fund of $1,301,645 were treated as deferred charges until operations commenced and were amortized over a 12-month period using the straight line method. During the six month period ended March 31, 2019, $392,277 in offering costs were amortized.

NOTE 3. FEES AND EXPENSES

Investment Advisory

The Adviser, a wholly-owned subsidiary of GSO Capital Partners LP (collectively with its affiliates in the credit-focused business of The Blackstone Group L.P., “GSO”), is a registered investment adviser and is responsible for the day-to-day management of, and provides administrative and compliance oversight services to, the Fund.

Management Fees

The investment advisory agreement between the Fund and the Adviser provides for the Fund to pay a management fee to the Adviser at an annual rate equal to 1.00% of the average daily value of the Fund’s net assets (the “Management Fee”). The Adviser voluntarily agreed to temporarily reduce its Management Fee to an annual rate of 0.30% of the average daily value of the Fund’s net assets from October 1, 2018 until October 23, 2018. On October 24, 2018, the Adviser amended such Management Fee reduction to voluntarily and temporarily reduce its Management Fee to an annual rate equal to 0.40% of the average daily value of the Fund’s net assets effective from October 24, 2018 until December 31, 2018. On November 30, 2018, the Adviser further amended such Management Fee reduction to voluntarily and temporarily reduce its Management Fee to an annual rate equal to 0.50% of the average daily value of the Fund’s net assets effective from November 30, 2018 until December 31, 2018. On December 26, 2018, the Adviser further amended such Management Fee reduction to voluntarily and temporarily reduce its Management Fee to an annual rate equal to 0.60% of the average daily value of the Fund’s net assets effective from December 26, 2018 until January 31, 2019. On January 30, 2019, the Adviser voluntarily agreed to temporarily reduce its Management Fee to an annual rate equal to 0.80% of the average daily value of the Fund’s net assets effective from February 1, 2019 until February 28, 2019 and to an annual rate of 0.90% of the average daily value of the Fund’s net assets effective from March 1, 2019 until March 31, 2019. All voluntarily waived management fees are permanently waived and not recoupable by the Adviser. During the six months ended March 31, 2019, the Adviser voluntarily waived $715,784 of management fees, of which $417,586 were waived for Class I, $298,075 were waived for Class T, and $123 were waived for Class D.

Semi-Annual Report | March 31, 2019	27

Blackstone / GSO Floating Rate Enhanced Income Fund	Notes to Financial Statements

March 31, 2019 (Unaudited)

Expense Limitation and Reimbursement

Pursuant to an Expense Limitation and Reimbursement Agreement, through September 27, 2020, the Adviser will waive its compensation (and, to the extent necessary, bear other expenses of or make payments to the Fund) so that certain of the Fund’s expenses (“Specified Expenses”) will not exceed 0.35% of net assets (annualized). The Fund has agreed to repay these amounts, when and if requested by the Adviser, but only if and to the extent that Specified Expenses are less than 0.35% of net assets (annualized) (or, if a lower expense limit is then in effect, such lower limit) within the three-year period after the Adviser bears the expense; provided, however, that the Adviser may recapture a Specified Expense in the same year it is incurred. “Specified Expenses” is defined to include all expenses incurred in the business of the Fund, including organizational and certain offering costs, with the exception of (i) the management fee, (ii) the service fee, (iii) the distribution fee, (iv) brokerage costs, (v) dividend/interest payments (including any dividend payments, interest expenses, commitment fees, or other expenses related to any leverage incurred by the Fund), (vi) taxes, and (vii) extraordinary expenses (as determined in the sole discretion of the Adviser). Pursuant to the Expense Limitation and Reimbursement Agreement, the Adviser reimbursed $720,641 in fees and expenses during the six months ended March 31, 2019.

As of March 31, 2019, the repayments that potentially may be made by the Fund are as follows:

	Expenses reimbursed on November, 2017(1)	Expenses reimbursed in period ending September 30, 2018	Expenses reimbursed in period ending March 31, 2019
Class	Subject to repayment until expiration date of November, 2020 (1)	Subject to repayment until maximum expiration date of September 30, 2021	Subject to repayment until maximum expiration date of March 31, 2022
Class I	$897,049	$1,442,711	$401,830
Class T	─	$397,972	318,689
Class D	─	─	122

(1)	Class I commenced operations on January 18, 2018. Amount reflects remaining repayment related to reimbursement of organization expenses incurred as of November 10, 2017.

Officer and Trustee Compensation

In 2018, the Fund and the Blackstone / GSO Senior Floating Rate Fund, the Blackstone / GSO Long-Short Credit Income Fund and the Blackstone / GSO Strategic Credit Fund (the “Funds”) paid every Trustee who is not a director, officer, employee, or affiliate of GSO or ALPS, a retainer fee of $120,000 per annum. Effective January 1, 2019, the Funds will pay a retainer fee of $130,000 per annum. The Chairman of the Audit Committee and the Chairman of the Nominating and Governance Committee also will receive a retainer fee of $10,000 per annum from the Funds. The Lead Independent Trustee will also receive a retainer fee of $14,000 per annum from the Funds.

Distribution and Servicing Fees

Blackstone Advisory Partners L.P. (the “Distributor”), an affiliate of the Fund and of the Adviser, serves as the principal underwriter and distributor in the continuous public offering of the Fund’s Class I Shares, Class D Shares and Class T Shares pursuant to a distribution agreement (“Distribution Agreement”) with the Fund, which is subject to annual approval by the Board. The Fund pays the Distributor a Service Fee that is calculated monthly and accrued daily at an annualized rate of 0.25% of the net assets of the Fund attributable to Class T Shares and Class D Shares, respectively. The Fund pays the Distributor a Distribution Fee that is calculated monthly and accrued daily at an annualized rate of 0.25% of the net assets of the Fund attributable to Class T Shares. For the period ended March 31, 2019, Class T and Class D incurred servicing fees of $178,318 and $62, respectively, and Class T incurred distribution fees of $178,318. Class I Shares do not incur a Service Fee or a Distribution Fee.

Other Agreements

ALPS Fund Services, Inc. (“ALPS”) serves as administrator to the Fund. Under the administration agreement, ALPS is responsible for calculating the net asset value of the common shares and generally managing the administrative affairs of the Fund.

The Bank of New York Mellon serves as the Fund’s primary custodian. UMB Bank, N.A. serves as the Fund’s custodian for purposes of processing investor subscriptions and repurchases.

DST Systems Inc. serves as transfer, dividend paying and shareholder servicing agent for the Fund (the “Transfer Agent”).

ALPS, The Bank of New York Mellon, UMB Bank, N.A. and DST Systems Inc., are not considered affiliates of the Fund as defined under the 1940 Act.

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Blackstone / GSO Floating Rate Enhanced Income Fund	Notes to Financial Statements

March 31, 2019 (Unaudited)

NOTE 4. SECURITIES TRANSACTIONS

Investment transactions for the period ended March 31, 2019, excluding temporary short-term investments, were as follows:

Fund	Cost of Investments Purchased	Proceeds from Investments Sold
Blackstone / GSO Floating Rate Enhanced Income Fund	$240,515,312	$138,991,519

NOTE 5. RELATED PARTY TRANSACTIONS

The Adviser and the Distributor are related parties of the Fund. Fees payable to related parties are disclosed in Note 3 and accrued amounts are disclosed in the Statement of Operations.

Blackstone Holdings Finance Co. L.L.C (“FINCO”), an affiliate of the investment adviser, pays expenses on behalf of the Fund from time to time. The Fund reimburses FINCO for such expenses paid on behalf of the Fund. FINCO does not charge any fees for providing such services. The amount of $185,151 as of period ended March 31, 2019, is recorded as other payables and accrued expenses to the Fund’s Statement of Assets and Liabilities.

As of March 31, 2019 the Fund had invested in SPDR Blackstone / GSO Senior Loan ETF (“SRLN”), which is sub-advised by the Adviser. The percentage of the Fund’s net assets invested in SRLN was 2.06%. As a shareholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses and would remain subject to payment of the Fund’s management fees (except with respect to investments in affiliated investment companies) and other expenses with respect to assets so invested. Common shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other non-affiliated investment companies. The Fund does not charge management fees with respect to its investments in SRLN.

During the period ended March 31, 2019, the Fund did not engage in cross trades with an affiliate pursuant to Rule 17a-7.

NOTE 6. LOANS AND OTHER INVESTMENTS

Under normal market conditions, the Fund will invest at least 80% of its Managed Assets in floating rate loans, notes, or bonds. “Managed Assets” means net assets plus the amount of any borrowings and the liquidation preference of any preferred shares that may be outstanding. Under current market conditions, the Fund anticipates that its portfolio of floating rate instruments will primarily consist of floating rate loans (“Loans”). Loans are made to U.S. and non-U.S. corporations, partnerships and other business entities (“Borrowers”) that operate in various industries and geographical regions. At March 31, 2019, 92.37% of the Fund’s Managed Assets were held in floating rate loan interests.

Loans hold a senior position in the capital structure of a business entity, are secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by unsecured creditors, subordinated debt holders and stockholders of the Borrower.

Loans often require prepayments from Borrowers’ excess cash flows or permit the Borrowers to repay at their election. The degree to which Borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, floating rate loans typically have an expected average life of two to four years. Floating rate loans typically have rates of interest which are re-determined periodically, either daily, monthly, quarterly or semi-annually by reference to a floating base lending rate, primarily the London Interbank Offered Rate (“LIBOR”), plus a premium or credit spread.

Loans are subject to the risk of payment defaults of scheduled interest or principal. Such non-payment could result in a reduction of income, a reduction in the value of the investment and a potential decrease in the NAV of the Fund. Risk of loss of income is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. There can be no assurance that the liquidation of any collateral securing a Loan would satisfy the Borrower’s obligation to the Fund in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

Second lien loans generally are subject to similar risks as those associated with investments in first lien loans except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a second lien loan, the first priority lien holder has first claim to the underlying collateral of the loan. Second lien loans are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior obligations of the Borrower. At March 31, 2019, the Fund had invested $37,215,413 in second lien secured loans.

Loans can be rated below investment grade or may also be unrated. As a result, the risks associated with Loans may be similar to the risks of other below investment grade securities, although they are senior and secured in contrast to other below investment grade securities, which are often subordinated or unsecured. The Fund typically invests in Loans rated below investment grade, which are considered speculative because of the credit risk of the Borrowers. Such companies are more likely than investment grade issuers to default on their payments of interest and principal owed to the Fund, and such defaults could reduce NAV and income distributions. The amount of public information available with respect to below investment grade loans will generally be less extensive than that available for registered or exchange-listed securities. In evaluating the creditworthiness of Borrowers, the Adviser will consider, and may rely in part, on analyses performed by others. The Adviser’s established best execution procedures and guidelines require trades to be placed for execution only with broker-dealer counterparties approved by a committee of the Adviser. The factors considered by such committee when selecting and approving brokers and dealers include, but are not limited to: (i) quality, accuracy, and timeliness of execution, (ii) review of the reputation, financial strength and stability of the financial institution, (iii) willingness and ability of the counterparty to commit capital, (iv) ongoing reliability and (v) access to underwritten offerings and secondary markets. The committee regularly reviews each broker-dealer counterparty based on the foregoing factors.

Semi-Annual Report | March 31, 2019	29

Blackstone / GSO Floating Rate Enhanced Income Fund	Notes to Financial Statements

March 31, 2019 (Unaudited)

The Fund may acquire Loans through assignments or participations. The Fund typically acquires these Loans through assignment, and if the Fund acquires a Loan through participation, it will seek to elevate a participation interest into an assignment as soon as practicably possible. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the Borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. The Adviser has adopted best execution procedures and guidelines to mitigate credit and counterparty risk in the atypical situation when the Fund must acquire a Loan through participation.

The Fund invests in CLOs. A CLO security is a financing company (generally called a special purpose vehicle (“SPV”)), created to reapportion the risk and return characteristics of a pool of assets. While the assets underlying CLO securities are typically secured Loans, the assets may also include (i) unsecured loans, (ii) debt securities that are rated below investment grade, and (iii) equity securities incidental to investments in secured Loans. When investing in CLO securities, the Fund will not invest in equity tranches, which are the lowest tranche. However, the Fund may invest in lower tranches of CLO securities, which typically experience a lower recovery, greater risk of loss or deferral or non-payment of interest than more senior tranches of the CLO. In addition, the Fund intends to invest in CLO securities consisting primarily of individual secured Loans of Borrowers and not repackaged CLO securities from other high risk pools. The underlying secured Loans purchased by CLOs are generally performing at the time of purchase but may become non-performing, distressed or defaulted. CLOs with underlying assets of non-performing, distressed or defaulted loans are not contemplated to comprise a significant portion of the Fund’s investments in CLOs. The key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of the CLO. The SPV is a company founded solely for the purpose of securitizing payment claims arising out of this diversified asset pool. On this basis, marketable securities are issued by the SPV which, due to the diversification of the underlying risk, generally represent a lower level of risk than the original assets. The redemption of the securities issued by the SPV typically takes place on a date earlier then legal maturity from a refinancing of the senior debt tranches of the secured loans.

The Fund may invest up to 20% of its Managed Assets in securities of other open- or closed-end investment companies, including exchange-traded funds (“ETFs”), net of other permissible investments in this 20% basket, to the extent that such investments are permissible under the 1940 Act, including interpretations or modifications by the Securities and Exchange Commission (“SEC”). ETFs are pooled investment vehicles that are often designed to provide investment results corresponding to an index. These indexes may be either broad-based, sector or international. ETFs usually are units of beneficial interest in an investment trust or represent undivided ownership interests in a portfolio of securities (or commodities), in each case with respect to a portfolio of all or substantially all of the component securities of, and in substantially the same weighting as, the relevant benchmark index. ETFs are listed on an exchange and trade in the secondary market on a per-share basis. The Fund may invest in other investment companies to gain broad market or sector exposure, including during periods when it has large amounts of uninvested cash (such as the period shortly after the Fund receives the proceeds of the offering of its common shares), or when the Adviser believes share prices of other investment companies offer attractive values or as part of the Adviser’s liquidity management for purposes of meeting repurchase requests. The Fund may invest in investment companies that are advised or sub-advised by the Adviser or its affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC. As a shareholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses and would remain subject to payment of the Fund’s management fees (except with respect to investments in affiliated investment companies) and other expenses with respect to assets so invested. Common shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies.

NOTE 7. LEVERAGE

The Fund entered into a Credit Agreement (the "Agreement") with a syndicate of lenders party thereto to borrow money pursuant to a one-year revolving line of credit ("Leverage Facility") dated January 18, 2018, as amended on June 22, 2018, and as further amended on August 16, 2018 and as amended and restated on October 23, 2018 and as further amended and restated on December 28, 2018 to borrow up to an aggregate limit of $225,000,000 under two loan tranches, Tranche A and Tranche B. The Tranche A commitment allows for borrowings up to $200,000,000. The Tranche B commitment allows for borrowings up to $25,000,000 and has a swing line sub facility equal to the aggregate amount of the commitments under Tranche B (currently $25,000,000). Borrowings under the Agreement are secured by the assets of the Fund. Interest is charged at a rate of (a) 0.85% above LIBOR for each Tranche A loan, with LIBOR measured for the period commencing on the date of the making of such LIBOR loan (or the last date upon which any other loan was converted to, or continued as, such LIBOR loan) and ending on the numerically corresponding day in the calendar month that is one (1), three (3), six (6) or nine (9) months thereafter, as the Fund may elect, or such other periods as the lender may agree in its sole and absolute discretion and (b) 0.90% above LIBOR with respect to each Tranche B Loan and each Swing Line Loan with, LIBOR measured for the period commencing on the date of the making of such LIBOR loan (or the last date upon which any other loan was converted to, or continued as, such LIBOR loan) and ending on the numerically corresponding day in the calendar month that is one (1) month thereafter. Under the terms of the Agreement, the Fund must pay a commitment fee on any undrawn amounts. The commitment fee payable is (a) 0.25%, subject to a stepdown to 0.15% depending on utilization, on the undrawn amounts for Tranche A loans and (b) 0.15% for Tranche B loans. Interest and fees are payable quarterly. The Fund may elect to extend the Agreement for a further period with the consent of the lending bank. At March 31, 2019, the Fund had borrowings outstanding under its Leverage Facility of $169,000,000, at an interest rate of 3.37%. Due to the short term nature of the Agreement, face value approximates fair value at March 31, 2019. For the days leverage was drawn during the period ended March 31, 2019, the average borrowings under the Fund’s Leverage Facility and the average interest rate was $155,813,187 and 3.26%, respectively.

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Blackstone / GSO Floating Rate Enhanced Income Fund	Notes to Financial Statements

March 31, 2019 (Unaudited)

Under the Agreement, the Fund has agreed to certain covenants and additional investment limitations while the leverage is outstanding. The Fund agreed to maintain asset coverage of three times over borrowings. Compliance with the investment restrictions and calculations are performed by the Fund's custodian, The Bank of New York Mellon.

The use of borrowings to leverage the common shares of the Fund can create risks. Changes in the value of the Fund's portfolio, including securities bought with the proceeds of leverage, are borne entirely by the holders of common shares of the Fund. All costs and expenses related to any form of leverage used by the Fund are borne entirely by common shareholders. If there is a net decrease or increase in the value of the Fund's investment portfolio, the leverage may decrease or increase, as the case may be, the NAV per common share to a greater extent than if the Fund did not utilize leverage.

NOTE 8. REPURCHASE OFFERS

The Board has adopted a repurchase offer fundamental policy setting forth that the Fund will conduct monthly repurchase offers. This fundamental policy may be changed only with the approval of a majority of the outstanding voting securities of the Fund. The Fund is required to offer to repurchase at least 5% of its outstanding common shares with each repurchase offer and, under normal market conditions, the Board expects to authorize a 5% offer (“Repurchase Offer”) each month. The Fund may not offer to repurchase less than 5% nor more than 25% of its outstanding common shares during any three month period.

The time and dates by which Repurchase Offers must be accepted (“Repurchase Request Deadline”) are 4:00 p.m. Eastern time on the eighth business day of each month. The repurchase price will be the Fund’s NAV determined on the repurchase pricing date, which will be a date not more than 14 calendar days following the Repurchase Request Deadline (“Repurchase Offer Amount”). Payment for all common shares repurchased pursuant to these offers will be made not later than 7 calendar days after the repurchase pricing date. Under normal circumstances, it is expected that the Repurchase Request Deadline will be the same date as the repurchase pricing date. Payment for common shares tendered will normally be made by the fourth business day (but in any case no later than the seventh calendar day) following the repurchase pricing date and, in every case, at least five business days before sending notification of the next monthly Repurchase Offer. If the tendered shares have been purchased immediately prior to the tender, the Fund will not release repurchase proceeds until payment for the tendered shares has settled.

The Fund may impose redemption fees of up to 2.00% on shares accepted for repurchase that have been held for less than one year. The Fund has elected not to impose the redemption fee on repurchases of common shares acquired through the reinvestment of dividends and distributions or submitted pursuant to an auto-rebalancing mechanism of a shareholder account.

During the six months ended March 31, 2019, the Fund completed 6 monthly repurchase offers. In these offers, the Fund offered to repurchase no less than 5% of the number of its outstanding shares as of the Repurchase Pricing Dates. No repurchase offer was oversubscribed. The result of the repurchase offers were as follows:

Repurchase Offer	Commencement Date	Repurchase Request Deadline	Repurchase Pricing Date	Amount Repurchased	Shares Repurchased
October	October 1, 2018	October 10, 2018	October 10, 2018	$276,720	11,104
November	November 1, 2018	November 12, 2018	November 12, 2018	127,686	5,148
December	December 3, 2018	December 12, 2018	December 12, 2018	632,116	26,293
January	January 2, 2019	January 11, 2019	January 11, 2019	707,690	29,403
February	February 1, 2019	February 12, 2019	February 12, 2019	5,095,389	211,340
March	March 1, 2019	March 12, 2019	March 12, 2019	2,571,393	105,692

Semi-Annual Report | March 31, 2019	31

Blackstone / GSO Floating Rate Enhanced Income Fund	Notes to Financial Statements

March 31, 2019 (Unaudited)

NOTE 9. PRINCIPAL RISKS

In the normal course of business, the Fund invests in financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Fund may be subject to, please refer to the Fund’s Prospectus and Statement of Additional Information (“SAI”).

Limited Operating History: The Fund is a non-diversified, closed-end management investment company with a limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decision. The Adviser acts as an investment adviser for CLO vehicles, separately managed accounts, listed investment companies (including closed-end funds and an ETF) and other investment vehicles.

Investment and Market Risk: The Fund is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Fund’s Common Shares represents an indirect investment in the portfolio of floating rate instruments, other securities and derivative investments owned by the Fund, and the value of these investments may fluctuate, sometimes rapidly and unpredictably. At any point in time an investment in the Fund’s Common Shares may be worth less than the original amount invested, even after taking into account distributions paid by the Fund and the ability of shareholders to reinvest dividends. The Fund may also use leverage, which would magnify the Fund’s investment, market and certain other risks.

Repurchase Offers Risk: An investment in the Fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the Common Shares. The Fund is an “interval fund” and, in order to provide liquidity to shareholders, the Fund, subject to applicable law, will conduct repurchase offers of the Fund’s outstanding Common Shares at NAV, subject to approval of the Board. The Fund believes that these repurchase offers are generally beneficial to the Fund’s shareholders, and repurchases generally will be funded from available cash, cash from the sale of Common Shares or sales of portfolio securities. However, repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), and may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objective. The Fund may accumulate cash by holding back (i.e., not reinvesting) payments received in connection with the Fund’s investments and cash from the sale of Common Shares. The Fund believes that it can meet the maximum potential amount of the Fund’s repurchase obligations. If at any time cash and other liquid assets held by the Fund are not sufficient to meet the Fund’s repurchase obligations, the Fund intends, if necessary, to sell investments. In addition, if the Fund borrows to finance repurchases, interest on that borrowing will negatively affect Common Shareholders who do not tender their Common Shares by increasing the Fund’s expenses and reducing any net investment income.

Loans Risk: Under normal market conditions, the Fund will invest primarily in Loans. The Loans that the Fund may invest in include Loans that are first lien, second lien, third lien or that are unsecured. In addition, the Loans the Fund will invest in will usually be rated below investment grade or may also be unrated. Loans are subject to a number of risks described elsewhere in this Prospectus, including credit risk, liquidity risk, below investment grade instruments risk and management risk.

Although certain Loans in which the Fund may invest will be secured by collateral, there can be no assurance that such collateral could be readily liquidated or that the liquidation of such collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal. In the event of the bankruptcy or insolvency of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Loan. In the event of a decline in the value of the already pledged collateral, if the terms of a Loan do not require the Borrower to pledge additional collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the Borrower’s obligations under the Loans. To the extent that a Loan is collateralized by stock in the Borrower or its subsidiaries, such stock may lose some or all of its value in the event of the bankruptcy or insolvency of the Borrower. Those Loans that are under-collateralized involve a greater risk of loss.

In general, the secondary trading market for Loans is not fully-developed. No active trading market may exist for certain Loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that the Fund may not be able to sell certain Loans quickly or at a fair price. To the extent that a secondary market does exist for certain Loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Below Investment Grade, or High Yield, Instruments Risk: The Fund anticipates that it may invest substantially all of its assets in instruments that are rated below investment grade. Below investment grade instruments are commonly referred to as “junk” or high-yield instruments and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Lower grade instruments may be particularly susceptible to economic downturns, which could adversely affect the ability of the issuers of such instruments to repay principal and pay interest thereon, increase the incidence of default for such instruments and severely disrupt the market value of such instruments.

32	www.bgfrei.com

Blackstone / GSO Floating Rate Enhanced Income Fund	Notes to Financial Statements

March 31, 2019 (Unaudited)

Valuation Risk: The Fund’s investments generally trade on an “over-the-counter” market which may be anywhere in the world where the buyer and seller can settle on a price. Due to the lack of centralized information and trading, the valuation of floating rate instruments may carry more risk than that of common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. In addition, other market participants may value securities differently than the Fund. As a result, the Fund may be subject to the risk that when an instrument is sold in the market, the amount received by the Fund is less than the value of such floating rate instruments carried on the Fund’s books.

Liquidity Risk: To the extent consistent with the applicable liquidity requirements for interval funds under Rule 23c-3 of the 1940 Act, the Fund may invest up to 20% of its Managed Assets in securities that, at the time of investment, are illiquid (determined using the SEC’s standard applicable to registered investment companies, i.e., securities that cannot be disposed of by the Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities). However, securities that cannot be disposed of within seven days due solely to applicable laws or the Adviser’s compliance policies and procedures will not be subject to the limitations set forth above. The Fund may also invest in restricted securities. Investments in restricted securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities.

Credit Risk: Credit risk is the risk that one or more Loans or other floating rate instruments in the Fund’s portfolio will decline in price or fail to pay interest or principal when due because the issuer of the instrument experiences a decline in its financial status. While a senior position in the capital structure of a Borrower or issuer may provide some protection with respect to the Fund’s investments in certain Loans, losses may still occur because the market value of Loans is affected by the creditworthiness of Borrowers or issuers and by general economic and specific industry conditions and the Fund’s other investments will often be subordinate to other debt in the issuer’s capital structure. To the extent the Fund invests in below investment grade instruments, it will be exposed to a greater amount of credit risk than a fund that invests in investment grade securities. The prices of lower grade instruments are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade instruments. Instruments of below investment grade quality are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default. In addition, the Fund may enter into credit derivatives which may expose it to additional risk in the event that the instruments underlying the derivatives default.

Interest Rate Risk: The fixed-income instruments that the Fund may invest in are subject to the risk that market values of such securities will decline as interest rates increase. These changes in interest rates have a more pronounced effect on securities with longer durations. Typically, the impact of changes in interest rates on the market value of an instrument will be more pronounced for fixed-rate instruments, such as most corporate bonds, than it will for Loans or other floating rate instruments. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund’s NAV.

Structured Products Risk: The Fund may invest up to 20% of its Managed Assets in structured products, including CLOs, floating rate mortgagebacked securities and credit linked notes. Holders of structured products bear risks of the underlying investments, index or reference obligation and may be subject to counterparty risk.

CLO Risk: In addition to the general risks associated with debt securities and structured products discussed herein, CLO securities carry additional risks, including, but not limited to (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the investments in CLO securities are subordinate to other classes or tranches thereof; (iv) the potential of spread compression in the underlying loans of the CLO securities, which could reduce credit enhancement in the CLO securities; and (v) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Leverage Risk: Under current market conditions, the Fund generally intends to utilize leverage in an amount up to 33 1/3% of the Fund’s total assets principally through Borrowings. In the future, the Fund may elect to utilize leverage in an amount up to 50% of the Fund’s total assets through the issuance of Preferred Shares. Leverage may result in greater volatility of the net asset value and distributions on the Common Shares because changes in the value of the Fund’s portfolio investments, including investments purchased with the proceeds from Borrowings or the issuance of Preferred Shares, if any, are borne entirely by Common Shareholders. Common Share income may fall if the interest rate on Borrowings or the dividend rate on Preferred Shares rises, and may fluctuate as the interest rate on Borrowings or the dividend rate on Preferred Shares varies. In addition, the Fund’s use of leverage will result in increased operating costs. Thus, to the extent that the then-current cost of any leverage, together with other related expenses, approaches the net return on the Fund’s investment portfolio, the benefit of leverage to Common Shareholders will be reduced, and if the then-current cost of any leverage together with related expenses were to exceed the net return on the Fund’s portfolio, the Fund’s leveraged capital structure would result in a lower rate of return to Common Shareholders than if the Fund were not so leveraged. In addition, the costs associated with the Fund’s incursion and maintenance of leverage could increase over time. There can be no assurance that the Fund’s leveraging strategy will be successful.

Semi-Annual Report | March 31, 2019	33

Blackstone / GSO Floating Rate Enhanced Income Fund	Notes to Financial Statements

March 31, 2019 (Unaudited)

NOTE 10. TAX BASIS INFORMATION

Financial reporting records are adjusted for permanent book/tax differences in order to reflect tax character. For the six month period ended March 31, 2019, the Fund noted no permanent book/tax differences.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law. As of the most recently ended fiscal year, September 30, 2018, the Fund had the following post-effective capital losses with no expiration:

Fund	Short Term	Long Term
Blackstone / GSO Floating Rate Enhanced Income Fund	$204,926	$–

Distributions are determined in accordance with federal income tax regulations, which differ from GAAP, and therefore may differ significantly in amount and/or character from net investment income and realized gains or losses for financial reporting purposes. The tax character of distributions paid by the Fund during the six month period ended March 31, 2019, are as follows:

Blackstone / GSO Floating
2019	Rate Enhanced Income Fund
Distributions Paid From:
Ordinary Income	$11,574,800
Total	$11,574,800

At March 31, 2019, the components of distributable earnings, as calculated on a tax basis using book/tax differences as of the most recently ended fiscal year, September 30, 2018, are as follows:

Blackstone / GSO Floating
Rate Enhanced Income Fund
Undistributed ordinary income	$78,633
Accumulated capital losses	(1,490,618)
Unrealized depreciation	(8,287,249)
Other Cumulative effect of timing differences	(5,625)
Total	$(9,704,859)

The amount of net tax unrealized appreciation/(depreciation) and the tax cost of investments at March 31, 2019, calculated using book/tax differences as of the most recently ended fiscal year, September 30, 2018, are as follows:

Blackstone / GSO Floating
Rate Enhanced Income Fund
Cost of investments for income tax purposes	$570,050,375
Gross appreciation (excess of value over tax cost)	$903,413
Gross depreciation (excess of tax cost over value)	(9,190,662)
Net unrealized depreciation	$(8,287,249)

34	www.bgfrei.com

Blackstone / GSO Floating Rate Enhanced Income Fund	Notes to Financial Statements

March 31, 2019 (Unaudited)

NOTE 11. RECENT ACCOUNTING PRONOUNCEMENT

In November 2016, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2016-18, Statement of Cash Flows (Topic 230) - Restricted Cash. The new guidance is intended to change the presentation of restricted cash on the statement of cash flows. The new standard affects all entities that have restricted cash or restricted cash equivalents and are required to present a statement of cash flows under Topic 230. The new guidance is effective for fiscal years beginning after December 15, 2017, including interim periods within those annual periods. The adoption of ASU No. 2016-18 did not have an impact on the Fund’s financial statements.

In August 2018, the FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurements, which amended guidance on the disclosure requirements for fair value measurement. The update to Topic 820 includes added, eliminated and modified disclosure requirements for investments measured at fair value. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, including interim periods. Early adoption is permitted for any eliminated or modified disclosures. The impact of the amended guidance on the Fund was the removal of the requirements to disclose (a) amount of and reasons for transfers between Level 1 and 2 (b) the valuation processes for Level 3 fair value measurements, and (c) the policy for timing of transfers between levels. Management has evaluated the impact of this ASU and has adopted the changes into the Fund’s financial statements.

In March 2017, the FASB issued ASU 2017-08, Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities, which provides guidance related to the amortization period for certain purchased callable debt securities purchased at a premium. Specifically, it required the premium to be amortized to the earliest call date. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Fund have adopted and applied ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of the beginning of the period of adoption. As a result of the adoption of ASU 2017-08, as of January 1, 2019, the amortized cost basis of investments was reduced by $3,570 and unrealized appreciation of investments was increased by $3,570. The adoption of ASU 2017-08 had no impact on beginning net assets, the current period results from operations, or any prior period information presented in the financial statements. Management has evaluated the impact of this ASU and has adopted the changes into these financial statements.

On October 17, 2018, the Securities and Exchange Commission (“SEC”) adopted changes to Regulation S-X to simplify the reporting of information by registered investment companies in financial statements. The amendments require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities and also require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statement of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statement of Changes in Net Assets. These Regulation S-X amendments are reflected in the Fund’s financial statements for the period ended March 31, 2019. The distributions to shareholders in the period ended September 30, 2018 Statement of Changes in Net Assets presented herein conform to the current year presentation.

NOTE 12. SUBSEQUENT EVENTS

In preparing these financial statements, the Fund’s management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

The Fund completed a monthly repurchase offer on April 10, 2019, and 3,777 shares were repurchased for $92,159.

The Fund completed a monthly repurchase offer on May 10, 2019, and 7,326 shares were repurchased for $179,547.

Effective April 1, 2019, the Adviser’s agreement to temporarily reduce its Management Fee terminated and the Adviser began receiving a Management Fee at an annual rate of 1.00% of the average daily value of the Fund's net assets.

On April 18, 2019, Class T-I Shares commenced operations. The Fund is authorized to issue an unlimited number of Class T-I Shares on a continuous basis at NAV per share, plus a maximum sales load of 3.50% of the offering price.

Semi-Annual Report | March 31, 2019	35

Blackstone / GSO Floating Rate Enhanced Income Fund	Additional Information

March 31, 2019 (Unaudited)

Portfolio Information. The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Beginning April 30, 2019, the Fund will be required to use new Form N-PORT on a quarterly basis to disclose portfolio holdings, with every third month made available to the public by the SEC 60 days after the end of the Fund’s fiscal quarter, and Form N-Q filings will no longer be required. The Fund’s Forms N-Q or Forms N-PORT will be available (1) on the Fund’s website located at http://www.bgfrei.com; (2) on the SEC’s website at http://www.sec.gov; or (3) for review and copying at the SEC’s Public Reference Room (the “PRR”) in Washington, DC. Information regarding the operation of the PRR may be obtained by calling 1-800-SEC-0330.

Proxy Information. The policies and procedures used to determine how to vote proxies relating to securities held by the Fund are available (1) without charge, upon request, by calling 1-877-876-1121, (2) on the Fund’s website located at http://www.bgfrei.com, and (3) on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available on Form N-PX by August 31 of each year (1) without charge, upon request, by calling 1-877-876-1121, (2) on the Fund’s website located at http://www.bgfrei.com, and (3) on the SEC’s website at http://www.sec.gov.

36	www.bgfrei.com

Blackstone / GSO Floating Rate Enhanced Income Fund	Privacy Procedures

March 31, 2019 (Unaudited)

This privacy policy sets forth the Adviser’s policies with respect to nonpublic personal information of individual investors, shareholders, prospective investors and former investors of investment funds managed by the Adviser. These policies apply to individuals only and are subject to change.

FACTS	WHAT DO BLACKSTONE REGISTERED FUNDS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
● Social Security number and income ● Assets and investment experience ● Risk tolerance and transaction history
How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Blackstone Registered Funds (as defined below) choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do Blackstone Registered Funds share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For our affiliates to market to you	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Email us at GLB.privacy@blackstone.com
Who We Are

Who is providing this notice?	Blackstone Registered Funds include Blackstone Alternative Alpha Fund, Blackstone Alternative Alpha Fund II, Blackstone Real Estate Income Fund, Blackstone Real Estate Income Fund II, Blackstone Alternative Investment Funds, on behalf of its series Blackstone Alternative Multi-Strategy Fund, Blackstone Diversified Multi-Strategy Fund, a sub-fund of Blackstone Alternative Investment Funds plc, and the GSO Funds, consisting of Blackstone / GSO Senior Floating Rate Term Fund, Blackstone / GSO Long-Short Credit Income Fund, Blackstone / GSO Strategic Credit Fund, Blackstone / GSO Floating Rate Enhanced Income Fund and Blackstone / GSO Secured Lending Fund.
What We Do
How do Blackstone Registered Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Semi-Annual Report | March 31, 2019	37

Blackstone / GSO Floating Rate Enhanced Income Fund	Privacy Procedures

March 31, 2019 (Unaudited)

How do Blackstone Registered Funds collect my personal information?	We collect your personal information, for example, when you:
● open an account or give us your income information ● provide employment information or give us your contact information ● tell us about your investment or retirement portfolio
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only:
● sharing for affiliates' everyday business purposes—information about your creditworthiness ● affiliates from using your information to market to you ● sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account—unless you tell us otherwise.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
● Our affiliates include companies with a Blackstone name and financial companies such as GSO Capital Partners LP and Strategic Partners Fund Solutions.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
● Blackstone Registered Funds do not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
● Our joint marketing partners include financial services companies.
Other Important Information

California Residents — In accordance with California law, we will not share information we collect about California residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We will also limit the sharing of information about you with our affiliates to the extent required by applicable California law.

Vermont Residents — In accordance with Vermont law, we will not share information we collect about Vermont residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We will not share creditworthiness information about Vermont residents among Blackstone Registered Funds' affiliates except with the authorization or consent of the Vermont resident.

38	www.bgfrei.com

Blackstone / GSO Floating Rate Enhanced Income Fund	Privacy Procedures

March 31, 2019 (Unaudited)

DATA PRIVACY NOTICE FOR INVESTORS

Why are you seeing this notice?

●	This Data Privacy Notice applies to you to the extent that European Union ("EU") data protection legislation applies to our processing of your Personal Data (defined below) or to the extent you are a resident of the EU or the European Economic Area ("EEA"). If this Data Privacy Notice applies to you, you have certain rights with respect to your Personal Data which are contained in this Data Privacy Notice.
●	You may need to provide Personal Data to us as part of your investment into Blackstone / GSO Floating Rate Enhanced Income Fund (the "Fund").
●	We want you to understand how and why we use, store and otherwise process your Personal Data when you deal with us or our relevant affiliates.
●	"Personal Data" has the meaning given in the EU data protection legislation and includes any information relating to an identifiable individual (such as name, address, date of birth or economic information).

Please read the information below carefully. It explains how and why Personal Data is processed by us.

Who is providing this notice?

The Fund is committed to protecting and respecting your privacy.

The Fund-related entities on whose behalf this privacy statement is made are: (i) the Fund, (ii) GSO / Blackstone Debt Funds Management LLC, (the "Investment Adviser"), (iii), their respective affiliates, and in each case such persons' legal and other advisors and agents (together, the "Fund Parties").

Where we use the terms "we", "us" and "our" in this Data Privacy Notice, we are referring to the Fund and the Fund Parties.

When you provide us with your Personal Data, the Fund acts as a "data controller". In simple terms, this means that:

●	we "control" the Personal Data that you provide – including making sure that it is kept secure
●	we make certain decisions on how to use and protect your Personal Data – but only to the extent that we have informed you about the use or are otherwise permitted by law

What Personal Data do we collect about you?

The types of Personal Data we collect and share depends on the product or service you have with us and the nature of your investment. This information can include or be related to:

●	name, date of birth, country(ies) of citizenship, mailing and permanent address, email address, and telephone number
●	photo identification, including passports, driving license, and other government-issued IDs
●	bank and brokerage account information, including routing and account numbers
●	national insurance number and tax identification number
●	source of wealth, employment information, education history, number of dependents and income
●	assets and liabilities
●	investment strategy, experience, and activity
●	risk tolerance and transaction history
●	internet protocol address
●	cookie identification
●	information about your third-party representatives

The Personal Data collected about you will help us provide you with a better service and facilitate our business relationship.

●	We may combine Personal Data that you provide to us with Personal Data that we collect from, or about you, in some circumstances.
●	This will include Personal Data collected in an online or offline context.

Semi-Annual Report | March 31, 2019	39

Blackstone / GSO Floating Rate Enhanced Income Fund	Privacy Procedures

March 31, 2019 (Unaudited)

Where do we obtain your Personal Data?

We collect, and have collected, Personal Data about you from a number of sources, including from you directly:

WHAT	HOW
Personal Data that you give us

● from the forms and any associated documentation that you complete when subscribing for an investment, shares and/or opening an account with us. This will include information about your name, address, date of birth, passport details or other national identifier, driving license, your national insurance or social security number and income, employment information and details about your investment or retirement portfolio(s)

● when you provide it to us in correspondence and conversations

● when you make transactions with respect to the Fund

● when you purchase shares from us and/or tell us where to send money

Personal Data we obtain from others

● publicly available and accessible directories and sources

● bankruptcy registers

● tax authorities, including those that are based outside the United Kingdom and the EEA if you are subject to tax in another jurisdiction

● governmental and competent regulatory authorities to whom we have regulatory obligations

Why do we process your Personal Data?

We process your Personal Data for the following reasons:

WHY	HOW
Contract	It is necessary to perform our contract with you to:

● administer, manage and set up your investor account(s) to allow you to purchase your holding (of shares) in our funds

● meet the resulting contractual obligations we have to you

● facilitate the continuation or termination of the contractual relationship between you and the Fund

● facilitate the transfer of funds, and administering and facilitating any other transaction, between you and the Fund

Compliance with law	It is necessary for compliance with an applicable legal or regulatory obligation to which we are subject to:

● undertake our client and investor due diligence, and on-boarding checks

● carry out verification, know your client (KYC), terrorist financing and anti-money laundering checks

● verify the identity and addresses of our investors (and, if applicable their beneficial owners)

● comply with requests from regulatory, governmental, tax and law enforcement authorities

● surveillance and investigation

● carry out audit checks

● maintain statutory registers

● prevent and detect fraud

● comply with sanctions laws

Our legitimate interests	For our legitimate interests or those of a third party to:

● manage and administer your holding in any funds in which you are invested, and any related accounts on an ongoing basis

● assess and process any applications or requests made by you

● open, maintain or close accounts in connection with your investment in, or withdrawal from, the Fund

● send updates, information and notices or otherwise correspond with you in connection with your investment in the Fund

● address or investigate any complaints, claims, proceedings or disputes

● provide you with, and inform you about, our investment products and services

● monitor and improve our relationships with investors

● comply with applicable regulatory obligations

● manage our risk and operations

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Blackstone / GSO Floating Rate Enhanced Income Fund	Privacy Procedures

March 31, 2019 (Unaudited)

● comply with our accounting and tax reporting requirements

● comply with our audit requirements

● assist with internal compliance with our policies and process

● ensure appropriate group management and governance

● keep our internal records

● prepare reports on incidents / accidents

● protect our business against fraud, breach of confidence, theft of proprietary materials, and other financial or business crimes (to the extent that this is not required of us by law)

● analyze and manage commercial risks

● seek professional advice, including legal advice

● enable any actual or proposed, assignee or transferee, participant or sub-participant of the Fund's or

● Fund vehicles' rights or obligations to evaluate proposed transactions

● facilitate business asset transactions involving the

● Fund or Fund-related vehicles

● monitor communications to/from us using our systems

● protect the security and integrity of our IT systems

We only rely on these interests where we have considered that, on balance, our legitimate interests are not overridden by your interests, fundamental rights or freedoms.

Monitoring as described at (3) above

We monitor communications where the law requires us to do so. We will also monitor where we are required to do so to comply with our regulatory rules and practices and, where we are permitted to do so, to protect our business and the security of our systems.

Who we share your Personal Data with

We will share your Personal Data with the following persons for the following reasons:

WHO	WHY
Fund associates	We share your Personal Data with our associates, related parties and members of our group. This is to:
● manage our relationship with you ● the purposes set out in this Data Privacy Notice
Fund Managers, Depositories, Administrators, Custodians, Investment Advisers	● delivering the services you require ● managing your investment ● supporting and administering investment-related activities ● complying with applicable investment laws and regulations
Fund and investment specific details of these third parties can be found in the relevant subscription documents you have been provided with
Tax Authorities

● to comply with applicable laws and regulations

● where required by EEA tax authorities (who, in turn, may share your Personal Data with foreign tax authorities)

● where required by foreign tax authorities, including outside of the EEA

Service Providers	● delivering and facilitating the services needed to support our business relationship with you ● supporting and administering investment-related activities

Our lawyers, auditors and other professional advisors	● providing you with investment-related services ● to comply with applicable legal and regulatory requirements

Semi-Annual Report | March 31, 2019	41

Blackstone / GSO Floating Rate Enhanced Income Fund	Privacy Procedures

March 31, 2019 (Unaudited)

In exceptional circumstances, we will share your Personal Data with:

●	competent regulatory, prosecuting and other governmental agencies or litigation counterparties, in any country or territory
●	organizations and agencies – where we are required to do so by law

Do you have to provide us with this Personal Data?

Unless otherwise indicated, you should assume that we require the Personal Data for business and/or compliance purposes.

Where we collect Personal Data from you that is purely voluntary and there are no implications for you if you do not wish to provide us with it, we will indicate as such.

Some of the Personal Data we request is necessary for us to perform our contract with you and if you do not wish to provide us with this Personal Data, it will affect our ability to provide our services to you and manage your investment.

Sending your Personal Data internationally

We will transfer your Personal Data to our group members, shareholders of the Fund and related parties, and to third party service providers outside of the EEA, which do not have similarly strict data protection and privacy laws.

Where we transfer Personal Data to other members of our group, or our service providers, we have put in place data transfer agreements and safeguards using European Commission approved terms.

Please contact us if you would like to know more about these agreements or receive a copy of them. Please see below for our contact details.

Consent – and your right to withdraw it

We do not generally rely on obtaining your consent to process your Personal Data.

If we do, you have the right to withdraw this consent at any time.

Please contact us or send us an email at GDPRqueries@blackstone.com at any time if you wish to do so.

Retention and deletion of your Personal Data

We keep your Personal Data for as long as it is required by us for our legitimate business purposes, to perform our contractual obligations, or where longer, such longer period as is required by law or regulatory obligations which apply to us.

●	We will generally retain Personal Data about you throughout the life cycle of any investment you are involved in
●	Some Personal Data will be retained after your relationship with us ends As a general principle, we do not retain your Personal Data for longer than we need it.

We will usually delete your Personal Data (at the latest) after you cease to be an investor in any investment vehicle related to the Fund and there is no longer any legal or regulatory requirement or other legitimate business purpose for retaining your Personal Data.

Your rights

You have certain data protection rights, including:

●	the right to access your Personal Data
●	the right to restrict the use of your Personal Data
●	the right to have incomplete or inaccurate Personal Data corrected
●	the right to ask us to stop processing your Personal Data
●	the right to require us to delete your Personal Data in some limited circumstances

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Blackstone / GSO Floating Rate Enhanced Income Fund	Privacy Procedures

March 31, 2019 (Unaudited)

From 25 May 2018, you also have the right in some circumstances to request for us to "port" your Personal Data in a portable, re-usable format to other organizations (where this is possible).

Concerns or queries

We take your concerns very seriously. We encourage you to bring it to our attention if you have any concerns about our processing your Personal Data.

This Data Privacy Notice was drafted with simplicity and clarity in mind. We are, of course, happy to provide any further information or explanation needed. Our contact details are below.

If you want to make a complaint, you can also contact the body regulating data protection in your country, where you live or work, or the location where the data protection issue arose. A list of the EU data protection authorities is available by clicking this link: http://ec.europa.eu/newsroom/article29/item-detail.cfm?item_id=612080.

Contact us

Please contact us if you have any questions about this Data Privacy Notice or the Personal Data we hold about you.

Contact us by email at GDPRqueries@blackstone.com.

Contact us in writing using the address below:

Address	The Blackstone Group
Attn: Legal and Compliance
345 Park Avenue
New York, NY 10154

Changes to this Data Privacy Notice

We keep this Data Privacy Notice under regular review.

This Data Privacy Notice was last updated on 24 May 2018.

Semi-Annual Report | March 31, 2019	43

Blackstone / GSO Floating Rate Enhanced Income Fund	Trustees & Officers

March 31, 2019 (Unaudited)

The Board of Trustees is vested with the authority to supervise and direct the management of the business and affairs of the Fund, including oversight of the Adviser. The Fund’s executive officers will be chosen each year at a regular meeting of the Board of Trustees to hold office until their respective successors are duly elected and qualified.

Below is a list of the Trustees and officers of the Fund and their present positions and principal occupations during the past five years. The business address of the Fund, the Trustees, the Fund’s officers, and the Adviser is 345 Park Avenue, 31st Floor, New York, NY 10154, unless specified otherwise below.

NON-INTERESTED TRUSTEES

Name, Address and Year of Birth(1)	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee
Edward H. D'Alelio Birth Year: 1952	Lead Independent Trustee and member of Audit and Nominating and Governance Committees	Since Inception	Mr D'Alelio was formerly a Managing Director and CIO for Fixed Income at Putnam Investments, Boston where he retired in 2002. He currently is an Executive in Residence with the School of Management, Univ. of Mass Boston.	7	Owl Rock Capital Corp. business development companies (3 portfolios overseen in Fund Complex).
Michael F. Holland Birth Year: 1944	Trustee and member of Audit and Nominating and Governance Committees	Since Inception	Mr. Holland is the Chairman of Holland & Company, a private investment firm he founded in 1995. He is also President and Founder of the Holland Balanced Fund.	7	State Street Master Funds; Reaves Utility Income Fund.
Thomas W. Jasper Birth Year: 1948	Trustee, Chairman of Audit Committee and member of Nominating and Governance Committee	Since Inception	Mr. Jasper is the Managing Partner of Manursing Partners LLC, a consulting firm. He was Chief Executive Officer of Primus Guaranty, Ltd. from 2001-2010.	7	Ciner Resources LP (master limited partnership).
Gary S. Schpero Birth Year: 1953	Trustee, Chairman of Nominating and Governance Committee and member of Audit Committee	Since Inception	Mr. Schpero is retired. Prior to January 2000, he was a partner at the law firm of Simpson Thacher & Bartlett LLP where he served as managing partner of the Investment Management and Investment Company Practice Group.	4	AXA Premier VIP Trust; EQ Advisors Trust; 1290 Funds.

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Blackstone / GSO Floating Rate Enhanced Income Fund	Trustees & Officers

March 31, 2019 (Unaudited)

INTERESTED TRUSTEE(3)
Name, Address and Year of Birth(1)	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee
Daniel H. Smith, Jr. Birth Year: 1963	Chairman of the Board, President, Chief Executive Officer, Trustee	Since Inception	Mr. Smith is a Senior Managing Director of GSO and is Head of GSO / Blackstone Debt Funds Management LLC. Mr. Smith joined GSO from the Royal Bank of Canada in July 2005 where he was a Managing Partner and Co-head of RBC Capital Market's Alternative Investments Unit.	4	Blackstone / GSO Secured Lending Fund.

OFFICERS

Name, Address and Year of Birth(1)	Position(s) Held with the Fund	Length of Time Served	Principal Occupation During the Past Five Years
Daniel H. Smith, Jr. Birth Year: 1963	Chairman, President, Chief Executive Officer, Trustee	Since Inception	Mr. Smith is a Senior Managing Director of GSO and is Head of GSO / Blackstone Debt Funds Management LLC. Mr. Smith joined GSO from the Royal Bank of Canada in July 2005 where he was a Managing Partner and Co-head of RBC Capital Market's Alternative Investments Unit.
Robert W. Busch Birth Year: 1982	Chief Financial Officer and Treasurer	Since 2019	Robert W. Busch is a Senior Vice President of The Blackstone Group L.P. Before joining GSO, Mr. Busch worked previously at Fifth Street Asset Management from 2012 to 2018, where he was Senior Vice President of Finance and served as Controller of the firm's two publicly traded business development companies and publicly traded alternative asset manager. Prior to that, Mr. Busch worked at Deloitte & Touche LLP, a global public accounting firm.
Robert Zable Birth Year: 1972	Executive Vice President and Assistant Secretary	Since Inception	Mr. Zable is a Senior Managing Director of The Blackstone Group L.P. Before joining GSO, Mr. Zable was a Vice President at FriedbergMilstein LLC, where he was responsible for credit opportunity investments and junior capital origination and execution. Prior to that, Mr. Zable was a Principal with Abacus Advisors Group, a restructuring and distressed investment firm. Mr. Zable began his career at JP Morgan Securities Inc., where he focused on leveraged finance in New York and London.

Semi-Annual Report | March 31, 2019	45

Blackstone / GSO Floating Rate Enhanced Income Fund	Trustees & Officers

March 31, 2019 (Unaudited)

OFFICERS (continued)
Name, Address and Year of Birth(1)	Position(s) Held with the Fund	Length of Time Served	Principal Occupation During the Past Five Years
Marisa Beeney Birth Year: 1970	Chief Compliance Officer, Chief Legal Officer and Secretary	Since Inception	Ms. Beeney is a Senior Managing Director of The Blackstone Group L.P. and General Counsel of GSO. Before joining GSO, she was with the finance group of DLA Piper. Ms. Beeney began her career at Latham & Watkins LLP working primarily on project finance and development transactions, as well as other structured credit products.
Jane Lee Birth Year: 1972	Public Relations Officer	Since Inception	Ms. Lee is a Senior Managing Director of The Blackstone Group L.P. and Head of GSO's capital formation efforts. Ms. Lee joined GSO from Royal Bank of Canada in July 2005, where she was most recently a partner in the Debt Investments Group and was responsible for origination of new CLO transactions and investor relations.

(1)	The address of each Trustee/Nominee and Officer, unless otherwise noted, is GSO Capital Partners LP, 345 Park Avenue, 31st Floor, New York, NY 10154.

(2)	The “Fund Complex” consists of the Fund, Blackstone / GSO Senior Floating Rate Term Fund, Blackstone / GSO Long-Short Credit Income Fund, and Blackstone / GSO Strategic Credit Fund, as well as the “Blackstone Real Estate Funds,” (Blackstone Real Estate Income Fund, Blackstone Real Estate Income Fund II and Blackstone Real Estate Income Master Fund), the “Blackstone Alternative Alpha Funds” (Blackstone Alternative Alpha Fund, Blackstone Alternative Alpha Fund II and Blackstone Alternative Alpha Master Fund), and the “Blackstone Alternative Investment Funds” (Blackstone Alternative Multi-Manager Fund and Blackstone Alternative Multi-Strategy Fund).

(3)	“Interested person” of the Fund as defined in Section 2(a)(19) of the 1940 Act. Mr. Smith is an interested person due to his employment with the Adviser.

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Blackstone

Trustees
Daniel H. Smith, Jr.
Chairman of the Board of Trustees
Edward H. D'Alelio
Michael F. Holland
Thomas W. Jasper
Gary S. Schpero

Investment Manager
GSO / Blackstone Debt Funds Management LLC
345 Park Avenue, 31st Floor
New York, New York 10154

Administrator
ALPS Fund Services, Inc.
1290 Broadway, 11th Floor
Denver, Colorado 80203

Custodian
The Bank of New York Mellon, N.A.
225 Liberty Street
New York, NY 10286

Custodian
UMB Bank, N.A.
1010 Grand Boulevard
Kansas City, MO 64106

Transfer Agent
DST Systems, Inc.
333 W. 11th Street, 5th Floor
Kansas City, MO 64105

Fund Officers
Daniel H. Smith, Jr.
President and Chief Executive Officer
Robert W. Busch
Chief Financial Officer and Treasurer
Robert Zable
Executive Vice President and Assistant Secretary
Marisa Beeney
Chief Compliance Officer, Chief Legal Officer and Secretary
Jane Lee
Public Relations Officer

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
1601 Wewatta Street, Suite 400
Denver, Colorado 80202

Legal Counsel
Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, New York 10017

This report, including the financial information herein, is transmitted to the shareholders of Blackstone / GSO Floating Rate Enhanced Income Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report (however, all or a portion of this report may be incorporated by reference into a prospectus).

Information on the Fund is available at www.bgfrei.com.

1.844.702.1299 | WWW.BGFREI.COM

Item 2.	Code of Ethics.

Not applicable to this Report.

Item 3.	Audit Committee Financial Expert.

Not applicable to this Report.

Item 4.	Principal Accountant Fees and Services.

Not applicable to this Report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to registrant.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this Report.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable to this Report.

(b)	Not applicable.

Item9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2) of Regulation S-K, or this Item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective as of a date within 90 days of the filing date of this document.

(b)	There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the period covered by this Report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Not applicable to this Report.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, are attached hereto as Exhibit 99.302Cert.

(a)(3)	Not applicable to registrant.

(a)(4)	Not applicable.

(b)	The certifications by the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, are attached hereto as Exhibit 99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Blackstone / GSO Floating Rate Enhanced Income Fund

By:	/s/ Daniel H. Smith, Jr.
Daniel H. Smith, Jr. (Principal Executive Officer)
Chief Executive Officer and President

Date:	June 7, 2019

By:	/s/ Robert W. Busch
Robert W. Busch (Principal Financial Officer)
Treasurer and Chief Financial Officer

Date:	June 7, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Blackstone / GSO Floating Rate Enhanced Income Fund

By:	/s/ Daniel H. Smith, Jr.
Daniel H. Smith, Jr. (Principal Executive Officer)
Chief Executive Officer and President

Date:	June 7, 2019

By:	/s/ Robert W. Busch
Robert W. Busch (Principal Financial Officer)
Treasurer and Chief Financial Officer

Date:	June 7, 2019